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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

     Investment Company Act file number   811-3256
                                       ----------------

                           Strong Balanced Fund, Inc.
          -------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                     P.O. Box 2936 Milwaukee, WI          53201
          -------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                 Richard Smirl, Strong Capital Management, Inc.
                       P.O. Box 2936 Milwaukee, WI 53201
          -------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (414) 359-3400
                                                   -------------------

Date of fiscal year end: December 31
                        ----------------

Date of reporting period: June 30, 2003
                         ---------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (S) 3507.

Item 1. Reports to Stockholders

                                               SEMIANNUAL REPORT | June 30, 2003

                                                                      The Strong

                                                                            Core

                                                                           Funds

                              [PHOTO APPEARS HERE]

                        Strong Balanced Fund

                  Strong Large Cap Core Fund

               Strong Growth and Income Fund

                     Strong Opportunity Fund

                                                                   [STRONG LOGO]

                                               SEMIANNUAL REPORT | June 30, 2003

                                                                      The Strong

                                                                            Core

                                                                           Funds

Table of Contents

Investment Reviews

     Strong Balanced Fund ............................................ 2
     Strong Large Cap Core Fund ...................................... 4
     Strong Growth and Income Fund ................................... 6
     Strong Opportunity Fund ......................................... 8

Financial Information

     Schedules of Investments in Securities
          Strong Balanced Fund .......................................10
          Strong Large Cap Core Fund .................................15
          Strong Growth and Income Fund ..............................16
          Strong Opportunity Fund ....................................19
     Statements of Assets and Liabilities ............................22
     Statements of Operations ........................................25
     Statements of Changes in Net Assets .............................28
     Notes to Financial Statements ...................................30

Financial Highlights .................................................39

Directors and Officers ...............................................44

A Few Words From Dick Strong
--------------------------------------------------------------------------------

[PHOTO APPEARS HERE]

Market Update -- January 1 to June 30, 2003

In the early 1930s, politicians and policymakers in the United States and elsewhere made a series of strategic errors that resulted in what historians termed "an economic contraction." The rest of us call that period of horrible human suffering and deprivation The Great Depression. When it finally ended, those same politicians and economists vowed never to make the same mistakes again.

In this country, seven decades later, the lessons of The Great Depression still echo in our hearts and minds. Today, responding to weak economic growth and fears of a possible severe slowdown, our government's economic policymakers have employed almost every imaginable tool to spur economic growth. As the world's biggest economy and the economic engine of the world, the U.S. has led the way--but not alone. Other countries and regional economic authorities are likewise moving to stimulate their economies.

The store of economic stimulants being brought to bear is unrivaled since World War II. In the U.S. alone, we have witnessed massive government spending, with a projected deficit larger than any in history. Monetary policy also has contributed, pushing short-term interest rates to the lowest levels in more than 50 years. A weaker dollar aims to support manufacturing and export growth. Changes in the tax laws on dividends and the evolving shift in corporate compensation away from stock options to stock grants should meaningfully improve corporate capital allocation.

History has demonstrated that it is dangerous to bet against the world's governing bodies when they resolve to propel economic growth. Signs suggest that we are in the beginning stages of a solid economic rebound. Early in such a recovery phase, stocks and commodity prices usually rise, anticipating further recovery. As additional signs of improvement emerge, consumer and business confidence historically grows, and soon spending typically accelerates.

In the early stages of recovery, employment generally lags (usually 12-18 months) until employers gain confidence that such momentum will be sustained. Because politicians are hypersensitive to employment numbers, they constantly beat the drums of despair, when in reality hiring may be about to improve. And so, it is not unusual to see more aggressive measures taken beyond the point where a legitimate recovery is in place and employment is actually ready to expand.

The strength of our economic system is that, beneath the bland economic statistics reported daily, the system is always driving toward greater efficiency and productivity. Those gains, in turn, inspire growth and create wealth. The pressure and incentive for positive change is heightened during downturns. Thus, our economy is often stronger in the ensuing recovery. It is the combination of our political freedom and our flexible economic system that has created the world's richest and most productive country.

The change that our system creates and accommodates is astonishing. At the beginning of the 20th century, 60 million Americans were employed in agriculture. Today, that number has shrunk to an almost unbelievable 2.5 million people. In the 1950s, 35% of Americans were employed in manufacturing; that number has now fallen to 15%. Manufacturing supplanted farming as the country's dominant employer and wealth generator. Now, the service and technology sectors are taking their turn as the nation's leading economic sectors.

The changes under way in executive compensation and taxation of shareholder dividends are important for all investors to understand. The use of stock grants instead of stock options--that is, real money in place of pipe dreams and gimmicks--should shore up the financial foundation of American corporations. Likewise, the dividend tax law change should have far-reaching consequences. The time-honored practice of companies returning part of their profits to shareholders is a sound one. Issuing dividends will make corporate executives more sensitive to downside risk as well as upside opportunity. The impact of lower taxes on those dividends could be massive.

The United States and the rest of the world are in a consolidation phase following the 1990s, a period that was--in every economic sense--abnormal. The boom and the resultant bust scared and disoriented all of us. But we believe that chapter is closing, and we are wiser for the lessons it taught us.

At the end of the day, there is a good chance that governmental growth initiatives throughout the world will work. If they do, the world's economy will recover, and we could reach a healthy 4%-plus real growth rate in 2004. The current program of policy and tax changes should lay the foundation for job growth and a sustained period of better economic times.

Investors should get on the right side of these trends by continuing to invest using the appropriate combination of stocks and bonds, always consistent with their long-term financial goals.

                                                                      /s/ Dick

Strong Balanced Fund
================================================================================

Effective March 28, 2003, the Strong Balanced Asset Fund was reorganized into the Strong Balanced Fund.

Your Fund's Approach

The Strong Balanced Fund seeks high total return consistent with reasonable risk over the long term. The Fund invests, under normal conditions, between 30% and 70% of its net assets in stocks and between 30% and 70% of its net assets in bonds. The Fund's equity manager focuses primarily on the stocks of large-capitalization, dividend-paying U.S. companies that offer the potential for capital growth and attempts to strike a balance between an investment's growth and income prospects and its potential risks. The Fund's bond portfolio consists primarily of investment-grade bonds of intermediate duration, including U.S. government and agency, corporate, and mortgage-backed securities. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk, for liquidity, or to enhance the Fund's return) and may utilize an active trading approach. The managers may sell a holding when they believe it no longer offers an attractive balance between risk and return.

                    Growth of an Assumed $10,000 Investment+
                            From 12-30-81 to 6-30-03

                         [CHART APPEARS HERE]

                                              Lipper Flexible
                The Strong        S&P 500         Portfolio
               Balanced Fund      Index*      Funds Average*
Dec 81          $  10,000        $  10,000       $  10,000
Dec 82          $  13,320        $  12,155       $  13,354
Dec 83          $  19,344        $  14,896       $  16,196
Dec 84          $  21,234        $  15,831       $  16,340
Dec 85          $  25,346        $  20,854       $  20,336
Dec 86          $  29,819        $  24,747       $  23,586
Dec 87          $  29,734        $  26,046       $  24,360
Dec 88          $  32,467        $  30,360       $  27,163
Dec 89          $  36,104        $  39,963       $  31,939
Dec 90          $  37,107        $  38,721       $  31,764
Dec 91          $  44,393        $  50,492       $  40,134
Dec 92          $  45,824        $  54,334       $  43,604
Dec 93          $  52,469        $  59,798       $  48,597
Dec 94          $  51,679        $  60,584       $  47,672
Dec 95          $  63,028        $  83,324       $  59,563
Dec 96          $  69,617        $ 102,443       $  68,002
Dec 97          $  81,219        $ 136,608       $  80,871
Dec 98          $  98,558        $ 175,645       $  92,455
Dec 99          $ 113,836        $ 212,601       $ 104,518
Dec 00          $ 106,599        $ 193,263       $ 105,589
Dec 01          $  94,843        $ 170,311       $  99,119
Dec 02          $  82,847        $ 132,685       $  86,471
Jun 03          $  89,553        $ 148,278       $  94,031

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index ("S&P 500") and the Lipper Flexible Portfolio Funds Average. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

For the six months ended June 30, 2003, the Fund posted positive returns. The first half of the year had two distinct performance profiles. The first quarter was highly influenced by the war in Iraq. In this environment, the market embraced a more conservative approach that seemed to favor the larger stocks that are the focus of this Fund's equity portion.

The second quarter was decidedly more upbeat. The end of major combat in Iraq boosted consumer confidence and led to expectations of an economic and market rebound. Also, bond yields approached generational lows. Small- and mid-capitalization stocks had the advantage during this period, which hurt the relative performance of the Fund's equity holdings.

The tone shifted from quarter to quarter

The first half of the year can be divided into pre- and post-major combat in Iraq. While the war's outcome was rarely in doubt, during the first quarter the course that the war would follow was constantly questioned. This uncertainty hurt business spending and consumer confidence. Also, oil prices rose significantly in anticipation of and response to the war, putting pressure on consumer discretionary income. In this unsettling period, it was not surprising to see the market's favor turn toward high-quality, large-capitalization stocks.

As the major portion of the Iraq war was completed, in the second quarter the market focused on the prospects for economic recovery. Looking back to the previous Iraq conflict in 1990-1991, investors began to map out a similar positive response in economic activity and stock market trends. This was evident as investors turned their attention to small- and mid-cap stocks. While the stocks of established, stable companies participated in the market rally, they did not keep pace with the broader market move.

The Federal Reserve continued to cut rates during the period, and bond yields fell to nearly 40-year lows over the first half of the year. This contributed to a continued strong housing market and additional mortgage refinancing. These, in turn, helped consumers to weather the negative impact of higher energy prices and a weak employment environment.

Positioned for economic recovery

The focus of the Fund's equity position is on the stocks of large-capitalization, dividend-paying companies. As we have noted, this approach helped the Fund outperform its broad-based benchmark, the S&P 500 Index, during the first quarter of the year but led it to underperform during the second quarter. The Fund generated a year-to-date return of 8.09% compared to the S&P 500 Index, which generated a year-to-date return of 11.75% as of June 30, 2003.

Throughout the six months, the Fund was positioned for some recovery in economic activity and corporate profits. In addition to the potential recovery to come after the resolution of the situation in Iraq, we believed that the heavy stimulus aimed at the economy--from both a fiscal and monetary standpoint--would be likely to produce some improvement in economic activity and corporate earnings. With this in mind, we moved the Fund's allocation to stocks within a range of 65% to 70% during the period.

Throughout the six months, the Fund had a slight bias toward the technology and retail sectors, a positioning designed to benefit from a rebound in the economy. The stocks we chose within these sectors shared similar qualities of being leaders in their field, having large market capitalizations, and being on a recovering earnings trajectory.

Many of the same factors that drove the equity markets also benefited the corporate bond market over the six months. Credit quality played a significant role in returns, with lower-rated bonds significantly outperforming higher-quality debt. Because the Fund's bond position included BBB-rated bonds during the period, this trend had favorable impact on our performance.

Our outlook for the months ahead

We are guardedly optimistic that the economy and corporate profits are on the path toward recovery. First-half earnings appear to be in line with expectations, and continued growth is expected. After a number of years of aggressive earnings estimates by analysts, it now appears that these forecasts are in line with realistic expectations.

Interest rates are near 40-year lows, benefiting consumers and businesses alike. Energy prices have not declined as much as most would have hoped but have backed off from their earlier highs. In addition, we are in the third year of a Presidential cycle--a time that historically has favored better performance. We will continue to monitor the recovery's progress and strive to make adjustments accordingly.

Thank you for your investment in the Strong Balanced Fund.

Rimas M. Milaitis
Portfolio Co-Manager

Bradley Doyle
Portfolio Co-Manager

Average Annual Total Returns
As of 6-30-03
----------------------------------------

          1-year                   3.37%

          3-year                  -7.76%

          5-year                  -0.67%

          10-year                  6.18%

          Since Fund Inception    10.74%
          (12-30-81)

The Fund invests in lower-quality securities that present a significant risk for loss of principal and interest. Please consider this before investing.

Equity funds are volatile investments and should only be considered for long-term goals.

* The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Lipper Flexible Portfolio Funds Average is the average of all funds in the Lipper Flexible Portfolio Funds Category. These funds allocate their investments across various asset classes, including domestic common stocks, bonds, and money market instruments with a focus on total return. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Large Cap Core Fund
================================================================================

Your Fund's Approach

The Strong Large Cap Core Fund seeks capital growth. The Fund invests, under normal conditions, at least 80% of its net assets in the stocks of large-capitalization companies. Large-capitalization companies are defined as those companies with a market capitalization substantially similar to that of companies in the S&P 500 Index at the time of investment. The Fund also invests in medium-capitalization companies. The manager chooses stocks through fundamental analysis and research and looks for companies the manager believes may have long-term growth potential. The manager examines many factors, such as consistency of the business plan, foresight of the competitive market conditions, business knowledge, and management's attention to detail. To a limited extent, the Fund may also invest in companies the manager believes may be inexpensive relative to one or more valuation measures such as earnings, cash flow, or asset value. The portfolio generally holds 50 or fewer stocks. The manager may sell a holding if its growth prospects diminish or if better investment opportunities become available.

                    Growth of an Assumed $10,000 Investment+
                             From 6-30-98 to 6-30-03

                           [CHART APPEARS HERE]

                 The Strong                  Lipper Large-
                 Large Cap       S&P 500       Cap Core
                 Core Fund        Index*      Funds Index*
Jun 98            $ 10,000      $ 10,000       $ 10,000
Dec 98            $ 11,250      $ 10,924       $ 10,754
Jun 99            $ 12,750      $ 12,276       $ 11,841
Dec 99            $ 14,553      $ 13,222       $ 12,835
Jun 00            $ 13,786      $ 13,167       $ 13,077
Dec 00            $ 13,215      $ 12,020       $ 11,889
Jun 01            $ 12,523      $ 11,215       $ 10,962
Dec 01            $ 11,734      $ 10,592       $ 10,363
Jun 02            $ 10,498      $  9,199       $  9,082
Dec 02            $  8,579      $  8,252       $  8,162
Jun 03            $  9,432      $  9,222       $  8,991

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index ("S&P 500") and the Lipper Large-Cap Core Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

For the six months ended June 30, 2003, the Fund posted strong returns on an absolute basis while moderately underperforming its broad-based benchmark, the S&P 500 Index. The Fund posted mild losses in the first quarter, when the markets and the economy were stalled by concerns about the war with Iraq. In the second quarter, the Fund posted strong returns as the war's quick resolution boosted investor and consumer confidence.

Two very different quarters

The economy and markets started January on an optimistic note, but both quickly fell as fears of the impact of war with Iraq consumed the minds of investors, businesses, and consumers. In the uncertainty, businesses delayed spending and made additional cutbacks in payroll, and consumer confidence weakened. Equities reached their low point in mid-March, and returns in most sectors were negative.

In the second quarter, however, the progress of the coalition forces in Iraq proved to be better than many expected, driving strong upward momentum in the markets. The recovery was broad-based, with virtually every sector posting positive returns. Newly restored confidence in America--not just in its military strength but also in its economic power--drove this sea of change in investor sentiment. Continued monetary stimulus from the

Federal Reserve and fiscal stimulus in the form of tax cuts from the President and Congress also helped to increase optimism regarding the prospects for economic recovery.

As investors gained more confidence in the economy, they became willing to put more money back into the equity markets--even though current economic news has been mixed. This is consistent with a role the stock market has historically played--as a leading indicator of economic growth.

Large-cap stocks performed more strongly in the early part of this rebound, from mid-March through mid-April. At that point, investor sentiment and tolerance for risk accelerated, which allowed small- and mid-cap stocks to outperform large-cap stocks.

A high level of diversification

Over the six months, the Fund's composition in terms of sectors was closely in line with its broad-based benchmark, reflecting broad diversification. This approach is a good long-term strategy--but it made sense particularly in the second half of the period, an environment that saw a variety of sectors post strong results.

The Fund was, however, overweighted compared to the S&P 500 Index in the consumer cyclicals area and benefited strongly from this position. Some holdings in this sector experienced very strong appreciation in the second-quarter rally. We also had a mild overweighting in financials, where we were able to identify a number of stocks selling at attractive valuations.

Recovery appears likely to continue

Consumer-related sectors have led the recovery to date, with housing activity and car sales both playing key roles in leading the economy out of recession. Despite weak employment data, consumer spending fundamentals remain fairly healthy and appear set to improve. Spending on housing and cars may slow, but retail and services spending may very well increase to fill the void.

At this point, the manufacturing sector and corporate capital spending have corrected to the point that they now seem set to provide a good base for noninflationary growth for some time to come. While businesses may wait a little longer before gaining full confidence and stepping up spending, we believe that once the turn comes, it could progress more quickly than expected. The cost-cutting measures that have been taking place over the past several years could set the stage for profits to expand faster than revenues.

Despite recent gains, price/earnings ratios for many stocks are still very reasonable, particularly when adjusted to account for low interest rates. We believe significant opportunities for further appreciation remain available in a variety of sectors.

We appreciate your continued investment in the Strong Large Cap Core Fund.

Karen E. McGrath
Portfolio Manager

Average Annual Total Returns
As of 6-30-03
----------------------------------------

          1-year                 -10.15%

          3-year                 -11.88%

          5-year                  -1.16%

          Since Fund Inception    -1.16%
          (6-30-98)

The Fund's since inception return was significantly enhanced through investments in initial public offerings. You should not expect that such favorable returns can be consistently achieved. Please consider this before investing.

Equity funds are volatile investments and should only be considered for long-term goals.

     From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

* The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Lipper Large-Cap Core Funds Index is the average of the 30 largest funds in the Lipper Large-Cap Core Funds Category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Growth and Income Fund
================================================================================

Your Fund's Approach

The Strong Growth and Income Fund seeks high total return by investing for capital growth and income. The Fund, under normal conditions, focuses primarily on the stocks of large-capitalization, dividend-paying U.S. companies that offer the potential for capital growth. The manager's investment philosophy is that the stocks of companies with strong relative earnings growth will perform well over time. To choose investments, the manager focuses on those companies that are improving their returns on invested capital. The manager utilizes fundamental analysis, such as management interviews and financial statement analysis. In addition, screening techniques are used to identify undervalued securities, improving returns, and earnings growth. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk, for liquidity, or to enhance the Fund's return) and may utilize an active trading approach. The manager may sell a holding when its fundamental qualities deteriorate.

                    Growth of an Assumed $10,000 Investment+
                            From 12-29-95 to 6-30-03

                         [CHART APPEARS HERE]

                The Strong                  Lipper Large-
                Growth and      S&P 500       Cap Core
                Income Fund      Index*      Funds Index*
Dec 95           $ 10,000       $ 10,000      $ 10,000
Jun 96           $ 11,556       $ 11,009      $ 10,896
Dec 96           $ 13,191       $ 12,295      $ 11,984
Jun 97           $ 15,469       $ 14,827      $ 14,114
Dec 97           $ 17,199       $ 16,395      $ 15,486
Jun 98           $ 20,447       $ 19,297      $ 18,280
Dec 98           $ 22,866       $ 21,080      $ 19,657
Jun 99           $ 25,842       $ 23,689      $ 21,644
Dec 99           $ 30,237       $ 25,515      $ 23,461
Jun 00           $ 30,395       $ 25,408      $ 23,904
Dec 00           $ 27,137       $ 23,194      $ 21,732
Jun 01           $ 23,414       $ 21,642      $ 20,038
Dec 01           $ 21,692       $ 20,440      $ 18,943
Jun 02           $ 18,893       $ 17,752      $ 16,602
Dec 02           $ 16,957       $ 15,924      $ 14,921
Jun 03           $ 18,633       $ 17,795      $ 16,435

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index ("S&P 500") and the Lipper Large-Cap Core Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

For the six months ended June 30, 2003, the Fund posted positive returns. The first half of the year had two distinct performance profiles. The first quarter was highly influenced by the war in Iraq. In this environment, the market embraced a more conservative approach that seemed to favor the larger stocks that are this Fund's focus.

The second quarter was decidedly more upbeat. The end of major combat in Iraq boosted consumer confidence and led to expectations of an economic and market rebound. Also, bond yields approached generational lows. Small- and mid-capitalization stocks had the advantage during this period, which hurt the Fund's relative performance somewhat.

Two very different quarters

The first half of the year can be divided into pre- and post-major combat in Iraq. While the war's outcome was rarely in doubt, during the first quarter the course that the war would follow was constantly questioned. This uncertainty hurt business spending and consumer confidence. Also, oil prices rose significantly in anticipation of and response to the war, putting pressure on consumer discretionary income. In this unsettling period, it was not surprising to see the market's favor turn toward high-quality, large-capitalization stocks.

As the major portion of the Iraq war was completed, in the second quarter the market focused on the prospects for economic recovery. Looking back to the previous Iraq conflict in 1990-1991, investors began to map out a similar positive response in economic activity and stock market trends. This was evident as investors turned their attention to small- and mid-cap stocks. While the stocks of established, stable companies participated in the market rally, they did not keep pace with the broader market move.

Also having impact on the markets over the six months were fears of deflation, limiting the ability of companies to improve earnings by raising prices. The Federal Reserve voiced concern about this issue during one of its meetings and even cut rates further in a preemptive strike. Nonetheless, at this point inflation remains positive, though at a low level. It appears to us that this period of relative pricing weakness reflects weak demand--a situation that can resolve itself as underlying economic trends begin to improve.

Bond yields were driven down to nearly 40-year lows during the first half of the year. This contributed to a continued strong housing market and additional mortgage refinancing. These in turn helped consumers to weather the negative impact of higher energy prices and a weak employment environment.

Our positioning for a changing environment

The Fund's focus is on the stocks of large-capitalization, dividend-paying companies. As we have noted, this approach helped the Fund outperform its broad-based benchmark, the S&P 500 Index, during the first quarter of the year but led it to underperform during the second quarter. Throughout the six months, the Fund was positioned for some recovery in economic activity and corporate profits. In addition to the potential recovery to come after the resolution of the situation in Iraq, we believed that the heavy stimulus aimed at the economy--from both a fiscal and monetary standpoint--would be likely to produce some improvement in economic activity and corporate earnings.

Throughout the period, the Fund had a slight bias toward the technology and retail sectors, a positioning designed to benefit from a recovery in the economy. The stocks we chose within these sectors shared similar qualities of being leaders in their field, having large market capitalizations, and being on a recovering earnings trajectory. In addition, their attractive valuations at the time we purchased them offered significant room for potential appreciation. And indeed, a number of these stocks have already made considerable progress and contributed positively to returns.

Our outlook for the months ahead

We are guardedly optimistic that the economy and corporate profits are on the path toward recovery. First-half earnings appear to be in line with expectations, and continued growth is expected. After a number of years of analyst earnings estimates being too aggressive, it now appears that these forecasts are in line with realistic expectations.

Interest rates are near 40-year lows, benefiting consumers and businesses alike. Energy prices have not declined as much as most would have hoped, but they have backed off from their earlier highs. In addition, we are in the third year of a Presidential cycle--a time that historically has favored better performance. We will continue to monitor the recovery's progress and strive to make adjustments accordingly.

Thank you for your investment in the Strong Growth and Income Fund.

Rimas M. Milaitis
Portfolio Manager

Average Annual Total Returns
As of 6-30-03

Investor Class
----------------------------------------

          1-year                  -1.38%

          3-year                 -15.05%

          5-year                  -1.84%

          Since Fund Inception     8.65%
          (12-29-95)

Institutional Class/2/
----------------------------------------

          1-year                  -0.57%

          3-year                 -14.49%

          5-year                  -1.42%

          Since Fund Inception     8.96%
          (12-29-95)

Advisor Class/3/
----------------------------------------

          1-year                  -1.24%

          3-year                 -15.09%

          5-year                  -1.96%

          Since Fund Inception     8.47%
          (12-29-95)

Class K/1/,/4/
----------------------------------------

         1-year                   -0.89%

         3-year                  -14.86%

         5-year                   -1.71%

         Since Fund Inception      8.74%
         (12-29-95)

Equity funds are volatile investments and should only be considered for long-term goals.

/1/ From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

/2/ The performance of the Institutional Class shares prior to February 29, 2000, is based on the Fund's Investor Class shares' performance. Please consult a prospectus for information about all share classes.

/3/ The performance of the Advisor Class shares prior to February 29, 2000, is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

/4/ The performance of Class K shares prior to December 31, 2001, is based on the Fund's Investor Class shares' performance. Please consult a prospectus for information about all share classes.

* The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Lipper Large-Cap Core Funds Index is the average of the 30 largest funds in the Lipper Large-Cap Core Funds Category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Opportunity Fund
================================================================================

Your Fund's Approach

The Strong Opportunity Fund seeks capital growth. The Fund invests, under normal conditions, primarily in stocks of medium-capitalization companies that the Fund's managers believe are underpriced yet have attractive growth prospects. The managers base their analysis on a company's "private market value"--the price an investor would be willing to pay for the entire company given its management, financial health, and growth potential. The managers determine a company's private market value based on a fundamental analysis of a company's cash flows, asset valuations, competitive situation, and franchise value. The manager may sell a stock when its price no longer compares favorably with the company's private market value.

                    Growth of an Assumed $10,000 Investment+
                            From 12-31-85 to 6-30-03

                         [CHART APPEARS HERE]

                  The Strong       Russell     Lipper Multi-
                 Opportunity      MidCap(R)       Cap Core
                     Fund           Index*      Funds Index*
Dec 85            $  10,000        $ 10,000       $ 10,000
Dec 86            $  15,990        $ 11,820       $ 11,426
Dec 87            $  17,894        $ 11,847       $ 11,820
Dec 88            $  20,841        $ 14,193       $ 13,264
Dec 89            $  24,694        $ 17,922       $ 17,104
Dec 90            $  21,903        $ 15,861       $ 16,334
Dec 91            $  28,845        $ 22,446       $ 21,600
Dec 92            $  33,851        $ 26,114       $ 23,615
Dec 93            $  41,022        $ 29,848       $ 26,529
Dec 94            $  42,325        $ 29,223       $ 26,284
Dec 95            $  53,868        $ 39,292       $ 34,750
Dec 96            $  63,637        $ 46,757       $ 41,863
Dec 97            $  78,558        $ 60,321       $ 52,862
Dec 98            $  90,724        $ 66,410       $ 62,742
Dec 99            $ 121,017        $ 78,518       $ 75,771
Dec 00            $ 131,394        $ 84,995       $ 73,243
Dec 01            $ 125,085        $ 80,215       $ 65,362
Dec 02            $  91,370        $ 67,232       $ 51,152
Jun 03            $ 106,142        $ 77,630       $ 57,901

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell Midcap(R) Index and the Lipper Multi-Cap Core Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

The Fund posted solid performance during the first six months of 2003. We were pleased with the portfolio's performance, particularly its strength as the period came to a close. During the first quarter of 2003, we strategically reviewed many of the Fund's holdings. The market's weakness during February and part of March gave us an opportunity to replace some holdings with higher-quality stocks that not only performed well in the market upturn that began in late March but also positioned the Fund well for the balance of the year and beyond.

We had a number of holdings that were hurt in 2002 by the tight credit conditions that then prevailed. These stocks benefited from additional monetary stimulus in the first half of this year, as well as an easing of investors' aversion to risk. As a result, the Fund's credit-sensitive holdings, particularly in the media area, performed especially well.

New tax law has impact

The first six months of 2003 were characterized by significant market volatility. A strong January gave way to a sharp sell-off in February and early March, as investors grappled with uncertainties associated with the pending conflict in Iraq and the economic impact of the SARS outbreak. Once the Iraq conflict began and it was clear that coalition forces were making rapid progress, the stock market rallied strongly through the end of June.

While the major events during the past six months appeared to be largely geopolitical in nature, the changes in domestic policy during this period were, if anything, even more significant. The U.S. government implemented sweeping tax changes that sharply reduced the capital gains and dividends-received tax rates, significantly improving the investment landscape.

Historically, reductions in capital gains taxes have unleashed a fury of entrepreneurial activity, with new businesses and even industries created. Reducing capital-gains tax rates also has been shown to spur mergers and acquisitions activity.

The underlying investment methodology of the Fund is to determine a company's private market value--what that company would be worth if sold as a whole--and then buy the stock at a deep discount to that value. Our goal isn't to invest only in companies that will be acquired, but we look at many of the same metrics that may also attract would-be acquirers. A return to a healthier environment for corporate acquisitions is clearly positive for equity values in general and for the Fund in particular.

The reduction in dividend taxes is also highly significant and may prove to be the most far-reaching change of the next decade. Going forward, corporate managements will be under increasing pressure to pay dividends rather than continue to pour capital into low-return projects. We are actively seeking out those companies that we believe can increase their dividends dramatically over the next few years or those that will have the ability to begin paying dividends.

Careful changes to the portfolio

We have spent considerable time over the past 12 months taking a microscopic view of the Fund's holdings, working to introduce new names into the portfolio and sell those that we perceived no longer offered a favorable risk/reward ratio. Our private market value methodology remains a powerful tool for uncovering stocks that are mispriced.

As noted earlier, the more accommodating credit environment had a positive impact on many of the Fund's holdings during the period. In addition to the Fund's media holdings, stocks that benefited included those in the technology and biotechnology areas. Selected retail holdings also generated strong performance.

Our outlook

Generally, we do not allow a top-down market view to drive our investment activity. We believe that our private market value methodology is applicable in down and up markets. That said, it does appear to us that the equity markets should benefit from the monetary and fiscal stimulus emanating from Washington, from merger and acquisition activity that could result from recent changes in tax policy, and from an eventual economic rebound.

We appreciate your continued investment in the Strong Opportunity Fund.

Richard T. Weiss
Portfolio Co-Manager

Ann M. Miletti
Portfolio Co-Manager

Average Annual Total Returns
As of 6-30-03

Investor Class
----------------------------------------

          1-year                   0.79%

          5-year                   3.39%

          10-year                 11.08%

          Since Fund Inception    14.46%
          (12-31-85)

Advisor Class/2/
----------------------------------------

          1-year                   0.70%

          5-year                   3.11%

          10-year                 10.76%

          Since Fund Inception    14.11%
          (12-31-85)

Class K/1/,/3/
----------------------------------------

          1-year                   1.03%

          5-year                   3.43%

          10-year                 11.10%

          Since Fund Inception    14.47%
          (12-31-85)

Equity funds are volatile investments and should only be considered for long-term goals.

/1/ From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

/2/ The performance of the Advisor Class shares prior to February 24, 2000, is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

/3/ The performance of Class K shares prior to August 30, 2002, is based on the Fund's Investor Class shares' performance. Please consult a prospectus for information about all share classes.

* The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. The Lipper Multi-Cap Core Funds Index is the average of the 30 largest funds in the Lipper Multi-Cap Core Funds Category. Source of the Russell data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

SCHEDULES OF INVESTMENTS IN SECURITIES                 June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                              STRONG BALANCED FUND

                                                  Shares or
                                                  Principal          Value
                                                    Amount          (Note 2)
-------------------------------------------------------------------------------
Common Stocks 65.1%
Aerospace - Defense 0.8%
The Boeing Company                                     14,400   $       494,208
General Dynamics Corporation                            3,500           253,750
Raytheon Company                                       30,300           995,052
                                                                ---------------
                                                                      1,743,010

Auto Manufacturers - Domestic 0.1%
Ford Motor Company                                     27,100           297,829

Banks - Money Center 4.6%
Bank of America Corporation                            29,850         2,359,045
The Bank of New York Company, Inc.                     18,100           520,375
Citigroup, Inc.                                       102,900         4,404,120
J.P. Morgan Chase & Company                            81,500         2,785,670
                                                                ---------------
                                                                     10,069,210

Banks - Northeast 0.2%
North Fork Bancorporation, Inc.                        10,800           367,848

Banks - Super Regional 3.1%
FleetBoston Financial Corporation                      36,800         1,093,328
Mellon Financial Corporation                           27,000           749,250
National City Corporation                              16,000           523,360
U.S. Bancorp                                           55,200         1,352,400
Wachovia Corporation                                   34,200         1,366,632
Wells Fargo Company                                    34,700         1,748,880
                                                                ---------------
                                                                      6,833,850

Beverages - Alcoholic 0.2%
Anheuser-Busch Companies, Inc.                         10,800           551,340

Beverages - Soft Drinks 0.8%
The Coca-Cola Company                                  36,400         1,689,324

Building - Construction
 Products/Miscellaneous 0.2%
Masco Corporation                                      16,500           393,525

Building - Resident/Commercial 0.4%
Centex Corporation                                     10,200           793,458

Chemicals - Basic 0.3%
The Dow Chemical Company                               24,600           761,616

Chemicals - Specialty 0.2%
Praxair, Inc.                                           6,900           414,690

Commercial Services - Advertising 0.1%
Omnicom Group, Inc.                                     3,300           236,610

Commercial Services - Miscellaneous 0.1%
Paychex, Inc.                                          10,200           298,962

Commercial Services - Schools 0.1%
Apollo Group, Inc. Class A (b)                          2,800           172,928

Computer - Local Networks 1.2%
Cisco Systems, Inc. (b)                               145,500         2,428,395
Juniper Networks, Inc. (b)                             21,300           263,481
                                                                ---------------
                                                                      2,691,876

Computer - Manufacturers 1.5%
Dell, Inc. (b)                                         41,600         1,329,536
Hewlett-Packard Company                                77,700         1,655,010
Sun Microsystems, Inc. (b)                             55,800           256,680
                                                                ---------------
                                                                      3,241,226

Computer - Memory Devices 0.6%
EMC Corporation (b)                                   130,100         1,362,147

Computer - Services 1.0%
Computer Sciences Corporation (b)                      11,000           419,320
International Business Machines Corporation            22,500         1,856,250
                                                                ---------------
                                                                      2,275,570

Computer Software - Desktop 2.2%
Microsoft Corporation                                 185,300         4,745,533

Computer Software -
 Education/Entertainment 0.2%
Electronic Arts, Inc. (b)                               6,700           495,733

Computer Software - Enterprise 0.9%
Computer Associates International, Inc.                10,300           229,484
Oracle Systems Corporation (b)                         80,600           968,812
Siebel Systems, Inc. (b)                               25,900           247,086
VERITAS Software Corporation (b)                       18,500           530,395
                                                                ---------------
                                                                      1,975,777

Cosmetics - Personal Care 0.7%
Avon Products, Inc.                                     9,900           615,780
The Gillette Company                                   16,700           532,062
Kimberly-Clark Corporation                              8,200           427,548
                                                                ---------------
                                                                      1,575,390

Diversified Operations 4.4%
AOL Time Warner, Inc. (b)                              80,900         1,301,681
E.I. Du Pont de Nemours & Company                      23,900           995,196
General Electric Company                              158,600         4,548,648
Honeywell International, Inc.                          19,100           512,835
3M Co.                                                  8,200         1,057,636
Tyco International, Ltd.                               40,200           762,996
United Technologies Corporation                         7,350           520,601
                                                                ---------------
                                                                      9,699,593

Electronics - Measuring Instruments 0.3%
Danaher Corporation                                     7,800           530,790
Teradyne, Inc. (b)                                     12,100           209,451
                                                                ---------------
                                                                        740,241

Electronics - Semiconductor Equipment 0.3%
Applied Materials, Inc. (b)                            44,200           701,012

Electronics - Semiconductor
 Manufacturing 2.0%
Broadcom Corporation Class A (b)                       24,500           610,295
Intel Corporation                                     125,400         2,606,314
Maxim Integrated Products, Inc.                         5,100           174,369
Micron Technology, Inc. (b)                            22,100           257,023
PMC-Sierra, Inc. (b)                                   12,600           147,798
Texas Instruments, Inc.                                29,700           522,720
                                                                ---------------
                                                                      4,318,519

Finance - Consumer/Commercial Loans 0.5%
MBNA Corporation                                       25,000           521,000
SLM Corporation                                        17,100           669,807
                                                                ---------------
                                                                      1,190,807

Finance - Investment Brokers 0.9%
The Goldman Sachs Group, Inc.                          13,300         1,113,875
Merrill Lynch & Company, Inc.                           6,000           280,080
Morgan Stanley                                         15,600           666,900
                                                                ---------------
                                                                      2,060,855

Finance - Investment Management 0.3%
Franklin Resources, Inc.                               18,700           730,609

--------------------------------------------------------------------------------

                                                  Shares or
                                                  Principal          Value
                                                    Amount          (Note 2)
-------------------------------------------------------------------------------
Finance - Mortgage & Related Services 0.5%
Fannie Mae                                             10,900   $       735,096
Freddie Mac                                             8,200           416,314
                                                                ---------------
                                                                      1,151,410

Finance - Savings & Loan 0.3%
Washington Mutual, Inc.                                14,000           578,200

Financial Services - Miscellaneous 1.1%
American Express Company                               39,800         1,664,038
First Data Corporation                                 17,900           741,776
                                                                ---------------
                                                                      2,405,814

Food - Miscellaneous Preparation 1.1%
General Mills, Inc.                                    10,700           507,287
Kellogg Company                                        17,500           601,475
PepsiCo, Inc.                                          28,000         1,246,000
                                                                ---------------
                                                                      2,354,762

Insurance - Brokers 0.2%
Marsh & McLennan Companies, Inc.                       10,400           531,128

Insurance - Diversified 1.0%
American International Group, Inc.                     38,900         2,146,502

Insurance - Life 0.4%
Lincoln National Corporation                           10,700           381,241
MetLife, Inc.                                          14,300           404,976
                                                                ---------------
                                                                        786,217

Insurance - Property/Casualty/Title 0.8%
Ambac Financial Group, Inc.                             4,300           284,875
Everest Re Group, Ltd.                                  9,700           742,050
XL Capital, Ltd. Class A                                9,700           805,100
                                                                ---------------
                                                                      1,832,025

Internet - E*Commerce 0.2%
eBay, Inc. (b)                                          5,100           531,318

Internet - Internet Service
 Provider/Content 0.3%
Yahoo! Inc. (b)                                        22,800           746,928

Leisure - Gaming 0.4%
MGM Mirage, Inc. (b)                                   10,500           358,890
Station Casinos, Inc. (b)                              19,700           497,425
                                                                ---------------
                                                                        856,315

Leisure - Services 0.3%
The Walt Disney Company                                31,900           630,025

Machinery - Construction/Mining 0.2%
Caterpillar, Inc.                                       9,600           534,336

Machinery - Farm 0.2%
Deere & Company                                         8,300           379,310

Machinery - General Industrial 0.2%
Ingersoll-Rand Company Class A                          8,100           383,292

Media - Cable TV 0.6%
Comcast Corporation Class A (Non-Voting) (b)           38,100         1,098,423
EchoStar Communications Corporation
 Class A (b)                                            6,200           214,644
                                                                ---------------
                                                                      1,313,067

Media - Newspapers 0.4%
Gannett Company, Inc.                                  10,100           775,781

Media - Radio/TV 1.2%
Clear Channel Communications, Inc. (b)                 26,000         1,102,140
Viacom, Inc. Class B (b)                               35,000         1,528,100
                                                                ---------------
                                                                      2,630,240

Medical - Biomedical/Genetics 1.0%
Amgen, Inc. (b)                                        29,664         1,970,876
Genzyme Corporation (b)                                 6,100           254,980
                                                                ---------------
                                                                      2,225,856

Medical - Drug/Diversified 1.7%
Abbott Laboratories                                    26,800         1,172,768
Johnson & Johnson                                      48,500         2,507,450
                                                                ---------------
                                                                      3,680,218

Medical - Ethical Drugs 4.9%
Bristol-Myers Squibb Company                           36,800           999,120
Forest Laboratories, Inc. (b)                          10,400           569,400
Eli Lilly & Company                                    18,700         1,289,739
Merck & Company, Inc.                                  36,400         2,204,020
Pfizer, Inc.                                          131,380         4,486,627
Schering-Plough Corporation                             9,100           169,260
Wyeth                                                  21,300           970,215
                                                                ---------------
                                                                     10,688,381

Medical - Generic Drugs 0.2%
Teva Pharmaceutical Industries, Ltd. ADR                7,100           404,203

Medical - Health Maintenance
 Organizations 0.7%
Aetna, Inc.                                            12,600           758,520
UnitedHealth Group, Inc.                               15,200           763,800
                                                                ---------------
                                                                      1,522,320

Medical - Products 1.4%
Alcon, Inc.                                             7,500           342,750
Boston Scientific Corporation (b)                      11,700           714,870
Medtronic, Inc.                                        16,700           801,099
St. Jude Medical, Inc. (b)                             14,300           822,250
Stryker Corporation                                     5,000           346,850
                                                                ---------------
                                                                      3,027,819

Medical - Wholesale Drugs/Sundries 0.5%
AmerisourceBergen Corporation                           5,400           374,490
Cardinal Health, Inc.                                  11,000           707,300
                                                                ---------------
                                                                      1,081,790

Medical/Dental - Supplies 0.1%
Becton, Dickinson & Company                             7,500           291,375

Metal Ores - Miscellaneous 0.2%
Alcoa, Inc.                                            21,300           543,150

Metal Products - Fasteners 0.1%
Illinois Tool Works, Inc.                               4,900           322,665

Oil & Gas - Field Services 0.4%
Schlumberger, Ltd.                                     20,200           960,914

Oil & Gas - International Integrated 2.6%
ChevronTexaco Corporation                              17,500         1,263,500
ConocoPhillips                                         11,300           619,240
Exxon Mobil Corporation                               107,200         3,849,552
                                                                ---------------
                                                                      5,732,292

Oil & Gas - Machinery/Equipment 0.2%
Baker Hughes, Inc.                                     16,400           550,548

Oil & Gas - United States Exploration &
 Production 0.6%
Apache Corporation                                     19,715         1,282,658

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)     June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                        STRONG BALANCED FUND (continued)

                                                  Shares or
                                                  Principal          Value
                                                    Amount          (Note 2)
-------------------------------------------------------------------------------

Real Estate Development 0.2%
Simon Property Group, Inc.                              9,600   $       374,688

Retail - Consumer Electronics 0.4%
Best Buy Company, Inc. (b)                             22,000           966,240

Retail - Department Stores 0.6%
Federated Department Stores, Inc.                      14,100           519,585
Kohl's Corporation (b)                                 14,500           745,010
                                                                ---------------
                                                                      1,264,595

Retail - Home Furnishings 0.2%
Bed Bath & Beyond, Inc. (b)                            10,500           407,505

Retail - Major Discount Chains 2.3%
Target Corporation                                     29,600         1,120,064
Wal-Mart Stores, Inc.                                  72,800         3,907,176
                                                                ---------------
                                                                      5,027,240

Retail - Restaurants 0.3%
McDonald's Corporation                                 29,800           657,388

Retail - Super/Mini Markets 0.2%
The Kroger Company (b)                                 27,200           453,696

Retail/Wholesale - Building Products 1.1%
The Home Depot, Inc.                                   54,800         1,814,976
Lowe's Companies, Inc.                                 12,800           549,760
                                                                ---------------
                                                                      2,364,736

Shoes & Related Apparel 0.2%
NIKE, Inc. Class B                                      8,600           460,014

Soap & Cleaning Preparations 0.9%
The Procter & Gamble Company                           21,100         1,881,698

Telecommunications - Cellular 0.3%
Nextel Communications, Inc. Class A (b)                29,000           524,320
Sprint Corporation - PCS Group (b)                     40,500           232,875
                                                                ---------------
                                                                        757,195

Telecommunications - Equipment 0.8%
Corning, Inc. (b)                                      83,600           617,804
Lucent Technologies, Inc. (b)                         102,100           207,263
Motorola, Inc.                                         36,800           347,024
UTStarcom, Inc. (b)                                    14,200           505,094
                                                                ---------------
                                                                      1,677,185

Telecommunications - Services 1.9%
BellSouth Corporation                                  34,000           905,420
SBC Communications, Inc.                               56,500         1,443,575
Verizon Communications, Inc.                           44,000         1,735,800
                                                                ---------------
                                                                      4,084,795

Tobacco 0.7%
Altria Group, Inc.                                     33,400         1,517,696

Transportation - Air Freight 0.5%
FedEx Corporation                                      16,400         1,017,292

Transportation - Airline 0.1%
Delta Air Lines, Inc.                                  13,000           190,840

Transportation - Rail 0.4%
Union Pacific Corporation                              14,900           864,498

Trucks & Parts - Heavy Duty 0.1%
PACCAR, Inc.                                            3,400           229,704

Utility - Electric Power 1.7%
American Electric Power Company, Inc.                  18,900           563,787
Dominion Resources, Inc.                               15,200           976,904
Duke Energy Corporation                                14,900           297,255
Entergy Corporation                                    18,500           976,430
Exelon Corporation                                     16,800         1,004,808
                                                                ---------------
                                                                      3,819,184
-------------------------------------------------------------------------------
Total Common Stocks (Cost $127,025,866)                             143,326,136
-------------------------------------------------------------------------------

Corporate Bonds 12.8%
AKI, Inc. Senior Notes,
 10.50%, Due 7/01/08                            $     300,000           309,000
AOL Time Warner, Inc. Notes:
 5.625%, Due 5/01/05                                  300,000           318,655
 6.875%, Due 5/01/12                                  150,000           171,590
AT&T Corporation Senior Notes,
 7.00%, Due 11/15/06                                  250,000           278,304
AT&T Wireless Services, Inc. Senior Notes,
 7.875%, Due 3/01/11                                  350,000           414,092
Aladdin Gaming Holdings LLC/Aladdin
 Capital Corporation Senior Discount
 Notes, 13.50%, Due 3/01/10
 (Defaulted Effective 9/21/01) (g)                  3,700,000            37,000
Altria Group, Inc. Notes,
 7.65%, Due 7/01/08                                   100,000           111,876
Anadarko Petroleum Corporation Notes,
 6.125%, Due 3/15/12                                  150,000           170,207
Bank of America Corporation Subordinated
 Notes, 7.40%, Due 1/15/11                            650,000           799,792
Bottling Group LLC Senior Notes,
 4.625%, Due 11/15/12 (d)                             250,000           261,797
British Sky Broadcasting Group PLC
 Yankee Notes, 6.875%, Due 2/23/09                    165,000           186,715
British Telecom PLC Yankee Notes,
 8.125%, Due 12/15/10                                 290,000           367,395
Capital One Bank Medium-Term Notes,
 6.50%, Due 6/13/13                                   210,000           208,407
Cendant Corporation Notes,
 6.25%, Due 3/15/10                                   100,000           111,393
Centerpoint Energy Resources Corporation
 Senior Notes, 7.875%, Due 4/01/13 (d)                100,000           115,226
Citigroup, Inc. Notes,
 5.50%, Due 8/09/06                                   575,000           631,730
Citizens Communications Company
 Senior Notes, 8.50%, Due 5/15/06                     200,000           232,143
Clear Channel Communications, Inc.
 Senior Notes, 5.75%, Due 1/15/13                     155,000           168,007
Comcast Corporation Senior Notes,
 5.85%, Due 1/15/10                                   250,000           275,526
Conoco Funding Company Notes,
 6.35%, Due 10/15/11                                  250,000           292,500
Core Investment Grade Trust Pass-Thru
 Certificates, 4.727%, Due 11/30/07                   250,000           265,507
Cox Communications, Inc. Notes,
 7.75%, Due 8/15/06                                   250,000           288,649
Credit Suisse First Boston USA, Inc. Notes:
 4.625%, Due 1/15/08                                  200,000           213,794
 6.50%, Due 1/15/12                                   250,000           287,368
Daimler Chrysler North America Holding
 Corporation Guaranteed Notes:
 4.05%, Due 6/04/08                                   100,000            99,141
 7.75%, Due 1/18/11                                   200,000           232,945
Deutsche Telekom International
 Finance Notes, 8.50%, Due 6/15/10                    200,000           246,077

--------------------------------------------------------------------------------

                                                  Shares or
                                                  Principal          Value
                                                    Amount          (Note 2)
-------------------------------------------------------------------------------

Devon Financing Corporation ULC Notes,
 6.875%, Due 9/30/11                            $     350,000   $       411,224
Dominion Resources, Inc. Notes,
 6.25%, Due 6/30/12                                   210,000           238,260
Dow Chemical Company Notes,
 6.00%, Due 10/01/12                                  100,000           108,983
EOP Operating LP Notes,
 6.75%, Due 2/15/12                                   350,000           399,314
European Investment Bank Yankee Notes:
 3.00%, Due 6/16/08                                   290,000           296,613
 4.625%, Due 3/01/07                                  500,000           543,348
Fiserv, Inc. Notes,
 4.00%, Due 4/15/08 (d)                               250,000           257,730
Florida Power & Light Company First
 Mortgage Notes, 6.875%, Due 12/01/05                 110,000           122,870
Ford Motor Credit Company Notes:
 6.50%, Due 1/25/07                                   250,000           263,239
 7.25%, Due 10/25/11                                  150,000           154,450
 7.375%, Due 2/01/11                                  455,000           471,091
 7.60%, Due 8/01/05                                   160,000           171,873
France Telecom SA Yankee Notes,
 9.25%, Due 3/01/11                                   350,000           441,265
General Electric Capital Corporation
 Medium-Term Notes, Series A:
 5.875%, Due 2/15/12                                  550,000           616,289
 6.50%, Due 12/10/07                                  250,000           288,055
General Mills, Inc. Notes,
 3.875%, Due 11/30/07                                 300,000           314,616
General Motors Acceptance Corporation Notes:
 5.125%, Due 5/09/08                                  350,000           346,226
 6.875%, Due 9/15/11                                  370,000           371,810
 7.125%, Due 7/15/13                                  185,000           184,273
Goldman Sachs Group, Inc. Senior Notes,
 5.70%, Due 9/01/12                                   340,000           374,208
Goodrich Corporation Senior Notes,
 7.625%, Due 12/15/12                                 100,000           114,265
Health Care Property Investment, Inc. Notes,
 6.875%, Due 6/08/15
 (Remarketing Date 6/08/05)                           150,000           160,714
Health Care Property Investment, Inc.
 Senior Notes, 6.00%, Due 3/01/15                     200,000           207,774
Household Finance Corporation Senior Notes,
 5.875%, Due 2/01/09                                  580,000           647,401
International Lease Finance Corporation Notes,
 5.875%, Due 5/01/13                                  200,000           215,721
International Paper Company Notes,
 5.85%, Due 10/30/12                                  300,000           327,560
J.P. Morgan Chase & Company Subordinated
 Notes, 6.625%, Due 3/15/12                           300,000           346,686
Kraft Foods, Inc. Notes,
 5.625%, Due 11/01/11                                 250,000           272,874
Kroger Company Notes,
 6.75%, Due 4/15/12                                   100,000           114,333
Lehman Brothers Holdings, Inc. Notes,
 4.00%, Due 1/22/08                                   400,000           417,314
M&T Bank Corporation, Floating Rate
 Subordinated Notes, 3.85%, Due 4/01/13               250,000           255,376
Merrill Lynch & Company, Inc.
 Medium-Term Notes,
 Tranche #312, 4.00%, Due 11/15/07                    200,000           207,913
MetLife, Inc. Debentures,
 3.911%, Due 5/15/05                                  205,000           213,617
MidAmerican Energy Holdings Company
 Senior Notes, 7.23%, Due 9/15/05                     345,000           381,707
Morgan Stanley Notes,
 5.80%, Due 4/01/07                                   500,000           552,657
Morgan Stanley Tracers,
 6.799%, Due 6/15/12 (d)                              780,000           905,237
National Rural Utilities Cooperative
 Finance Corporation Notes,
 6.50%, Due 3/01/07                                   300,000           340,144
Newmont Mining Corporation Notes,
 8.625%, Due 5/15/11                                  100,000           124,963
NiSource Finance Corporation Notes,
 7.625%, Due 11/15/05                                 305,000           333,654
Norfolk Southern Corporation Senior Notes,
 6.00%, Due 4/30/08                                   250,000           279,847
Normandy Finance, Ltd. Yankee Notes,
 7.625%, Due 7/15/08 (d)                              200,000           222,500
Ohio Edison Company Senior Notes,
 4.00%, Due 5/01/08 (d)                               150,000           154,026
PNC Funding Corporation Subordinated Notes,
 6.125%, Due 2/15/09                                  450,000           516,978
Pemex Project Funding Master Trust Notes,
 7.375%, Due 12/15/14                                 310,000           340,225
Principal Life Global Funding I
 Medium-Term Notes,
 Tranche #23, 3.625%, Due 4/30/08 (d)                 250,000           255,920
Province of Quebec Notes,
 5.00%, Due 7/17/09                                   335,000           367,773
Raytheon Company Notes,
 6.55%, Due 3/15/10                                   200,000           224,160
Reliant Energy Resources Corporation Notes,
 7.75%, Due 2/15/11                                   100,000           114,126
Republic of Chile Yankee Bonds,
 5.50%, Due 1/15/13                                   150,000           159,075
Republic of Italy Yankee Notes,
 3.625%, Due 9/14/07                                  300,000           314,705
Safeway, Inc. Notes,
 4.80%, Due 7/16/07                                   200,000           209,349
Salomon Smith Barney Holdings, Inc.
 Senior Notes, 5.875%, Due 3/15/06                    510,000           560,238
Sears Roebuck Acceptance Corporation Notes,
 6.75%, Due 8/15/11                                   100,000           113,048
Sovereign Bancorp Senior Notes,
 10.50%, Due 11/15/06                                 150,000           180,360
Sprint Capital Corporation Notes,
 6.125%, Due 11/15/08                                 500,000           543,411
Telus Corporation Yankee Notes,
 8.00%, Due 6/01/11                                   200,000           232,000
Tenet Healthcare Corporation Senior Notes,
 6.375%, Due 12/01/11                                 150,000           139,500
Texas Eastern Transmission Corporation Notes,
 5.25%, Due 7/15/07                                   320,000           344,069
Travelers Property and Casualty Corporation
 Senior Notes, 5.00%, Due 3/15/13                     150,000           156,492
Tyson Foods, Inc. Notes:
 6.625%, Due 10/01/04                                 210,000           217,740
 7.25%, Due 10/01/06                                  100,000           111,757
US Bancorp Medium-Term Notes,
 3.125%, Due 3/15/08                                  300,000           302,986
Union Pacific Corporation Notes,
 5.75%, Due 10/15/07                                  305,000           338,901
United Mexican States Yankee Notes,
 7.50%, Due 1/14/12                                   500,000           573,125
Verizon New York, Inc. Debentures, Series A,
 6.875%, Due 4/01/12                                  300,000           353,865
Wal-Mart Stores, Inc. Notes,
 4.375%, Due 7/12/07                                  365,000           391,501

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)     June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                        STRONG BALANCED FUND (continued)

                                                  Shares or
                                                  Principal          Value
                                                    Amount          (Note 2)
-------------------------------------------------------------------------------

Waste Management, Inc. Senior Notes,
 6.50%, Due 11/15/08                            $     200,000   $       228,930
Wells Fargo & Company Senior Notes,
 5.25%, Due 12/01/07                                  415,000           456,326
XTO Energy, Inc. Senior Notes,
 6.25%, Due 4/15/13 (d)                               140,000           149,450
-------------------------------------------------------------------------------
Total Corporate Bonds (Cost $27,336,877)                             28,162,866
-------------------------------------------------------------------------------
Non-Agency Mortgage &
 Asset-Backed Securities 2.9%
ABN AMRO Mortgage Corporation
 Adjustable Rate Pass-Thru Certificates,
 Series 2002-1A, Class IIA-3,
 5.35%, Due 6/25/32                                   276,839           282,612
Asset Securitization Corporation Commercial
 Mortgage Pass-Thru Certificates:
 Series 1995-MD4, Class A-1,
 7.10%, Due 8/13/29                                 1,444,123         1,573,808
 Series 1996-MD6, Class A-1B,
 6.88%, Due 11/13/29                                1,035,000         1,053,034
Community Program Loan Trust Bonds,
 Series 1987, Class A-4, 4.50%, Due 10/01/18        1,343,597         1,378,902
Countrywide, Inc. Floating Rate Asset-Backed
 Certificates, Series 2002-S3, Class A-1,
 1.21%, Due 6/25/17                                   146,929           146,958
Holmes Financing Number 1 PLC Floating
 Rate Notes, Series 1, Class 1A,
 1.43%, Due 7/15/05                                   750,000           750,000
Topsail CBO, Ltd. Subordinated Bonds,
 Series 1A, Class C, 10.90%, Due 4/23/13
 (Acquired 4/23/02-4/23/03;
 Cost $733,873) (Defaulted Effective
 4/23/03) (d) (g)                                     833,978           125,096
Volkswagen Credit Auto Master Owner
 Trust Floating Rate Loan-Backed Notes,
 Series 2000-1, Class A, 1.26%, Due 8/20/07           650,000           652,315
Washington Mutual Mortgage Pass-Thru
 Certificates, Series 2002-AR4, Class A-7,
 5.551%, Due 4/26/32                                  371,629           377,913
-------------------------------------------------------------------------------
Total Non-Agency Mortgage &
 Asset-Backed Securities (Cost $6,827,666)                            6,340,638
-------------------------------------------------------------------------------
United States Government
 & Agency Issues 14.4%
FHLMC Adjustable Rate Participation
 Certificates, Pool #865469,
 6.755%, Due 8/01/25                                  330,452           341,993
FHLMC Notes:
 5.50%, Due 7/15/06                                   150,000           166,113
 5.75%, Due 3/15/09                                 1,115,000         1,282,286
 6.00%, Due 6/15/11                                 1,800,000         2,105,588
FHLMC Participation Certificates:
 6.50%, Due 12/01/10                                1,000,000         1,057,518
 10.25%, Due 3/01/15                                   37,509            42,067
 10.50%, Due 1/01/16                                    6,114             7,016
FHLMC TBA, 5.00%, Due 8/15/18 (f)                   1,240,000         1,277,587
FNMA Guaranteed Mortgage Adjustable
 Rate Pass-Thru Certificates,
 6.96%, Due 1/01/07                                 2,087,224         2,355,420
FNMA Guaranteed Real Estate Mortgage
 Investment Conduit Pass-Thru Trust,
 9.50%, Due 11/25/31                                1,018,234         1,186,879
FNMA Guaranteed Real Estate Mortgage
 Investment Conduit Variable Rate Pass-
 Thru Certificates, Series G92-61, Class FJ,
 3.31%, Due 10/25/22                                  194,941           196,438
FNMA Notes:
 3.25%, Due 11/15/07                                1,000,000         1,036,856
 3.50%, Due 9/15/04                                 3,000,000         3,085,632
 4.375%, Due 10/15/06                                 200,000           215,661
 5.25%, Due 6/15/06                                 1,500,000         1,648,342
 5.50%, Due 2/15/06                                 1,560,000         1,713,590
 5.75%, Due 2/15/08                                 2,950,000         3,369,319
GNMA Guaranteed Pass-Thru
 Certificates, 7.50%, Due 12/15/07                    332,327           347,103
United States Treasury Notes:
 1.25%, Due 5/31/05                                   500,000           499,863
 2.625%, Due 5/15/08                                  615,000           620,814
 3.25%, Due 8/15/07                                   840,000           876,915
 3.50%, Due 11/15/06                                1,790,000         1,887,403
 3.625%, Due 5/15/13                                  905,000           912,354
 4.00%, Due 11/15/12                                  805,000           837,924
 4.75%, Due 11/15/08                                  545,000           604,333
 5.75%, Due 11/15/05                                1,025,000         1,128,421
 6.50%, Due 2/15/10                                    90,000           109,213
 6.625%, Due 5/15/07                                  160,000           187,238
 10.375%, Due 11/15/12                              1,985,000         2,644,780
-------------------------------------------------------------------------------
Total United States Government &
 Agency Issues (Cost $30,772,091)                                    31,744,666
-------------------------------------------------------------------------------
Short-Term Investments (a) 10.7%
Corporate Bonds 0.2%
Regency Centers LP Notes, 7.40%,
 Due 4/01/04                                          250,000           260,967
WMX Technologies, Inc. Notes, 8.00%,
 Due 4/30/04                                          110,000           115,177
                                                                ---------------
                                                                        376,144

Collateral Received for Securities
 Lending (h) 5.3%
Money Market Funds 3.6%
Deutsche Daily Assets Fund -
 Institutional Class                                7,899,586         7,899,586

Repurchase Agreements 1.7%
Barclays Capital, Inc. (Dated 6/30/03),
 1.23%, Due 7/01/03 (Repurchase proceeds
 $1,256,947); Collateralized by:
 United States Government & Agency Issues       $   1,256,900         1,256,900
Goldman, Sachs and Company (Dated 6/30/03),
 1.22%, Due 7/01/03 (Repurchase proceeds
 $1,256,943); Collateralized by:
 United States Government & Agency Issues           1,256,900         1,256,900
Lehman Brothers Inc. (Dated 6/30/03),
 1.23%, Due 7/01/03 (Repurchase proceeds
 $1,256,947); Collateralized by:
 United States Government & Agency Issues           1,256,900         1,256,900
                                                                ---------------
                                                                      3,770,700
                                                                ---------------
Total Collateral Received for
 Securities Lending                                                  11,670,286

Repurchase Agreements 4.7%
ABN AMRO Inc. (Dated 6/30/03),
 1.20%, Due 7/01/03 (Repurchase proceeds
 $9,500,317); Collateralized by: United States
 Government & Agency Issues (e)                     9,500,000         9,500,000

-------------------------------------------------------------------------------

                                                  Shares or
                                                  Principal          Value
                                                    Amount          (Note 2)
-------------------------------------------------------------------------------

State Street Bank (Dated 6/30/03),
 0.75%, Due 7/01/03 (Repurchase proceeds
 $819,017); Collateralized by: United States
 Government & Agency Issues (e)                 $     819,000   $       819,000
                                                                ---------------
Total Repurchase Agreements                                          10,319,000

United States Government & Agency
 Issues 0.5%
United States Treasury Bills,
 Due 8/14/03 thru 9/04/03 (c)                         945,000           943,774
United States Treasury Notes, 5.25%,
 Due 8/15/03                                          140,000           140,793
                                                                ---------------
                                                                      1,084,567
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $23,445,281)                      23,449,997
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Investments in Securities (Cost $215,407,781) 105.9%          233,024,303
Other Assets and Liabilities, Net (5.9%)                            (12,991,716)
-------------------------------------------------------------------------------
Net Assets 100.0%                                               $   220,032,587
===============================================================================

FUTURES
--------------------------------------------------------------------------------
                                                   Underlying      Unrealized
                                      Expiration   Face Amount    Appreciation/
                                         Date       at Value     (Depreciation)
--------------------------------------------------------------------------------
Purchased:
20 Two-Year U. S. Treasury Notes          9/03     $ 4,325,938    $       1,790

Sold:
25 Ten-Year U.S. Treasury Notes           9/03       2,935,938           18,448

                           STRONG LARGE CAP CORE FUND

                                                  Shares or
                                                  Principal          Value
                                                    Amount          (Note 2)
-------------------------------------------------------------------------------
Common Stocks 95.6%
Banks - Money Center 9.1%
Bank of America Corporation                             1,500   $       118,545
Citigroup, Inc.                                         3,900           166,920
J.P. Morgan Chase & Company                             2,500            85,450
                                                                ---------------
                                                                        370,915

Banks - Southeast 1.6%
Synovus Financial Corporation                           3,000            64,500

Banks - Super Regional 1.5%
Northern Trust Company                                  1,500            62,685

Beverages - Alcoholic 1.8%
Anheuser-Busch Companies, Inc.                          1,400            71,470

Building - Construction Products/
 Miscellaneous 1.4%
The Stanley Works                                       2,100            57,960

Building - Resident/Commercial 5.0%

Centex Corporation                                        900            70,011
Lennar Corporation Class A                                900            64,350
Lennar Corporation Class B                                 90             6,183
Pulte Homes, Inc.                                       1,000            61,660
                                                                ---------------
                                                                        202,204

Computer - Local Networks 1.9%
Cisco Systems, Inc. (b)                                 4,600            76,774

Computer - Manufacturers 1.8%
Dell, Inc. (b)                                          2,300            73,508

Computer - Services 2.6%
International Business Machines Corporation             1,300           107,250

Computer Software - Desktop 3.6%
Microsoft Corporation                                   5,800           148,538

Computer Software - Enterprise 1.5%
Oracle Systems Corporation (b)                          5,000            60,100

Diversified Operations 7.9%
AOL Time Warner, Inc. (b)                               4,000            64,360
General Electric Company                                5,400           154,872
3M Co.                                                    800           103,184
                                                                ---------------
                                                                        322,416

Electronics - Semiconductor Manufacturing 2.9%
Intel Corporation                                       5,600           116,390

Finance - Consumer/Commercial Loans 1.2%
SLM Corporation                                         1,200            47,004

Finance - Investment Brokers 4.2%
The Goldman Sachs Group, Inc.                           1,000            83,750
Merrill Lynch & Company, Inc.                           1,900            88,692
                                                                ---------------
                                                                        172,442

Insurance - Accident & Health 1.3%
AFLAC, Inc.                                             1,700            52,275

Insurance - Diversified 3.0%
American International Group, Inc.                      2,200           121,396

Media - Newspapers 1.5%
Tribune Company                                         1,300            62,790

Media - Radio/TV 2.2%
Viacom, Inc. Class B (b)                                2,100            91,686

Medical - Biomedical/Genetics 2.1%
Amgen, Inc. (b)                                         1,300            86,372

Medical - Drug/Diversified 2.8%
Johnson & Johnson                                       2,200           113,740

Medical - Ethical Drugs 7.1%
Bristol-Myers Squibb Company                            2,300            62,445
Merck & Company, Inc.                                   1,800           108,990
Pfizer, Inc.                                            3,500           119,525
                                                                ---------------
                                                                        290,960

Medical - Hospitals 1.0%
HCA, Inc.                                               1,300            41,652

Oil & Gas - Field Services 2.5%
Schlumberger, Ltd.                                      2,100            99,897

Oil & Gas - International Integrated 2.4%
Exxon Mobil Corporation                                 2,700            96,957

Oil & Gas - International Specialty 2.9%
Kerr McGee Corporation                                  1,400            62,720
Unocal Corporation                                      1,900            54,511
                                                                ---------------
                                                                        117,231

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)     June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                     STRONG LARGE CAP CORE FUND (continued)

                                                  Shares or
                                                  Principal          Value
                                                    Amount          (Note 2)
-------------------------------------------------------------------------------
Paper & Paper Products 1.5%
MeadWestvaco Corporation                                2,400   $        59,280

Retail - Department Stores 1.3%
May Department Stores Company                           2,400            53,424

Retail - Major Discount Chains 4.5%
Target Corporation                                      2,300            87,032
Wal-Mart Stores, Inc.                                   1,800            96,606
                                                                ---------------
                                                                        183,638

Retail - Restaurants 2.0%
McDonald's Corporation                                  3,700            81,622

Retail/Wholesale - Building Products 3.0%
The Home Depot, Inc.                                    2,000            66,240
Lowe's Companies, Inc.                                  1,300            55,835
                                                                ---------------
                                                                        122,075
Soap & Cleaning Preparations 1.6%
Clorox Company                                          1,500            63,975

Telecommunications - Services 3.4%
SBC Communications, Inc.                                2,700            68,985
Verizon Communications, Inc.                            1,800            71,010
                                                                ---------------
                                                                        139,995

Utility - Electric Power 1.5%
The Southern Company                                    2,000            62,320
-------------------------------------------------------------------------------
Total Common Stocks (Cost $3,577,553)                                 3,895,441
-------------------------------------------------------------------------------
Short-Term Investments (a) 4.3%
Repurchase Agreements
State Street Bank (Dated 6/30/03), 0.75%,
 Due 7/01/03 (Repurchase proceeds
 $173,604); Collateralized by: United States
 Government & Agency Issues (e)                 $     173,600           173,600
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $173,600)                            173,600
-------------------------------------------------------------------------------
Total Investments in Securities (Cost $3,751,153) 99.9%               4,069,041
Other Assets and Liabilities, Net 0.1%                                    5,383
-------------------------------------------------------------------------------
Net Assets 100.0%                                               $     4,074,424
===============================================================================

                           STRONG GROWTH & INCOME FUND

                                                  Shares or
                                                  Principal          Value
                                                    Amount          (Note 2)
-------------------------------------------------------------------------------
Common Stocks 100.1%
Aerospace - Defense 1.2%
The Boeing Company                                     76,100   $     2,611,752
General Dynamics Corporation                           19,500         1,413,750
Raytheon Company                                      162,200         5,326,648
                                                                ---------------
                                                                      9,352,150

Auto Manufacturers - Domestic 0.2%
Ford Motor Company                                    142,900         1,570,471

Banks - Money Center 7.0%
Bank of America Corporation                           155,300        12,273,359
The Bank of New York Company, Inc.                     94,600         2,719,750
Citigroup, Inc.                                       548,400        23,471,520
J.P. Morgan Chase & Company                           430,900        14,728,162
                                                                ---------------
                                                                     53,192,791

Banks - Northeast 0.3%
North Fork Bancorporation, Inc.                        56,900         1,938,014

Banks - Super Regional 4.7%
FleetBoston Financial Corporation                     195,600         5,811,276
Mellon Financial Corporation                          142,500         3,954,375
National City Corporation                              83,200         2,721,472
U.S. Bancorp                                          291,000         7,129,500
Wachovia Corporation                                  180,300         7,204,788
Wells Fargo Company                                   182,700         9,208,080
                                                                ---------------
                                                                     36,029,491

Beverages - Alcoholic 0.4%
Anheuser-Busch Companies, Inc.                         57,500         2,935,375

Beverages - Soft Drinks 1.2%
The Coca-Cola Company                                 193,500         8,980,335

Building - Construction Products/
 Miscellaneous 0.3%
Masco Corporation                                      86,900         2,072,565

Building - Resident/Commercial 0.5%
Centex Corporation                                     54,000         4,200,660

Chemicals - Basic 0.5%
The Dow Chemical Company                              132,700         4,108,392

Chemicals - Specialty 0.3%
Praxair, Inc.                                          36,900         2,217,690

Commercial Services - Advertising 0.2%
Omnicom Group, Inc.                                    17,200         1,233,240

Commercial Services - Miscellaneous 0.2%
Paychex, Inc.                                          54,200         1,588,602

Commercial Services - Schools 0.1%
Apollo Group, Inc. Class A (b)                         15,100           932,576

Computer - Local Networks 1.9%
Cisco Systems, Inc. (b)                               773,700        12,913,053
Juniper Networks, Inc. (b)                            113,000         1,397,810
                                                                ---------------
                                                                     14,310,863

Computer - Manufacturers 2.2%
Dell, Inc. (b)                                        216,600         6,922,536
Hewlett-Packard Company                               413,600         8,809,680
Sun Microsystems, Inc. (b)                            301,900         1,388,740
                                                                ---------------
                                                                     17,120,956

Computer - Memory Devices 1.0%
EMC Corporation (b)                                   692,100         7,246,287

Computer - Services 1.6%
Computer Sciences Corporation (b)                      57,300         2,184,276
International Business Machines Corporation           119,400         9,850,500
                                                                ---------------
                                                                     12,034,776
Computer Software - Desktop 3.3%
Microsoft Corporation                                 984,300        25,207,923

Computer Software -
 Education/Entertainment 0.3%
Electronic Arts, Inc. (b)                              35,700         2,641,443

--------------------------------------------------------------------------------

                                                  Shares or
                                                  Principal          Value
                                                    Amount          (Note 2)
-------------------------------------------------------------------------------

Computer Software - Enterprise 1.4%
Computer Associates International, Inc.                54,900   $     1,223,172
Oracle Systems Corporation (b)                        428,100         5,145,762
Siebel Systems, Inc. (b)                              138,100         1,317,474
VERITAS Software Corporation (b)                       97,300         2,789,591
                                                                ---------------
                                                                     10,475,999

Cosmetics - Personal Care 1.1%
Avon Products, Inc.                                    52,700         3,277,940
The Gillette Company                                   83,400         2,657,124
Kimberly-Clark Corporation                             44,300         2,309,802
                                                                ---------------
                                                                      8,244,866

Diversified Operations 6.8%
AOL Time Warner, Inc. (b)                             429,600         6,912,264
E.I. Du Pont de Nemours & Company                     126,000         5,246,640
General Electric Company                              842,600        24,165,768
Honeywell International, Inc.                         105,900         2,843,415
3M Co.                                                 42,800         5,520,344
Tyco International, Ltd.                              212,200         4,027,556
United Technologies Corporation                        38,800         2,748,204
                                                                ---------------
                                                                     51,464,191

Electronics - Measuring Instruments 0.5%
Danaher Corporation                                    40,800         2,776,440
Teradyne, Inc. (b)                                     64,400         1,114,764
                                                                ---------------
                                                                      3,891,204

Electronics - Semiconductor Equipment 0.5%
Applied Materials, Inc. (b)                           237,200         3,761,992

Electronics - Semiconductor Manufacturing 3.0%
Broadcom Corporation Class A (b)                      130,400         3,248,264
Intel Corporation                                     661,200        13,742,381
Maxim Integrated Products, Inc.                        27,400           936,806
Micron Technology, Inc. (b)                           117,600         1,367,688
PMC-Sierra, Inc. (b)                                   66,900           784,737
Texas Instruments, Inc.                               157,400         2,770,240
                                                                ---------------
                                                                     22,850,116

Finance - Consumer/Commercial Loans 0.8%
MBNA Corporation                                      132,700         2,765,468
SLM Corporation                                        90,600         3,548,802
                                                                ---------------
                                                                      6,314,270

Finance - Investment Brokers 1.5%
The Goldman Sachs Group, Inc.                          71,500         5,988,125
Merrill Lynch & Company, Inc.                          33,000         1,540,440
Morgan Stanley                                         84,000         3,591,000
                                                                ---------------
                                                                     11,119,565

Finance - Investment Management 0.5%
Franklin Resources, Inc.                              101,400         3,961,698

Finance - Mortgage & Related Services 0.8%
Fannie Mae                                             58,300         3,931,752
Freddie Mac                                            43,500         2,208,495
                                                                ---------------
                                                                      6,140,247

Finance - Savings & Loan 0.4%
Washington Mutual, Inc.                                74,000         3,056,200

Financial Services - Miscellaneous 1.7%
American Express Company                              209,800         8,771,738
First Data Corporation                                 95,000         3,936,800
                                                                ---------------
                                                                     12,708,538

Food - Miscellaneous Preparation 1.6%
General Mills, Inc.                                    56,700         2,688,147
Kellogg Company                                        92,200         3,168,914
PepsiCo, Inc.                                         147,400         6,559,300
                                                                ---------------
                                                                     12,416,361

Insurance - Brokers 0.4%
Marsh & McLennan Companies, Inc.                       54,800         2,798,636

Insurance - Diversified 1.6%
American International Group, Inc.                    217,400        11,996,132

Insurance - Life 0.5%
Lincoln National Corporation                           56,800         2,023,784
MetLife, Inc.                                          75,500         2,138,160
                                                                ---------------
                                                                      4,161,944

Insurance - Property/Casualty/Title 1.3%
Ambac Financial Group, Inc.                            22,900         1,517,125
Everest Re Group, Ltd.                                 51,700         3,955,050
XL Capital, Ltd. Class A                               51,500         4,274,500
                                                                ---------------
                                                                      9,746,675

Internet - E*Commerce 0.4%
eBay, Inc. (b)                                         26,600         2,771,188

Internet - Internet Service
 Provider/Content 0.5%
Yahoo! Inc. (b)                                       121,900         3,993,444

Leisure - Gaming 0.6%
MGM Mirage, Inc. (b)                                   56,000         1,914,080
Station Casinos, Inc. (b)                             104,800         2,646,200
                                                                ---------------
                                                                      4,560,280

Leisure - Services 0.4%
The Walt Disney Company                               169,300         3,343,675

Machinery - Construction/Mining 0.4%
Caterpillar, Inc.                                      52,000         2,894,320

Machinery - Farm 0.3%
Deere & Company                                        43,800         2,001,660

Machinery - General Industrial 0.3%
Ingersoll-Rand Company Class A                         42,100         1,992,172

Media - Cable TV 0.9%
Comcast Corporation Class A (Non-Voting) (b)          202,400         5,835,192
EchoStar Communications
 Corporation Class A (b)                               32,900         1,138,998
                                                                ---------------
                                                                      6,974,190

Media - Newspapers 0.5%
Gannett Company, Inc.                                  53,500         4,109,335

Media - Radio/TV 1.8%
Clear Channel Communications, Inc. (b)                138,800         5,883,732
Viacom, Inc. Class B (b)                              186,300         8,133,858
                                                                ---------------
                                                                     14,017,590

Medical - Biomedical/Genetics 1.6%
Amgen, Inc. (b)                                       157,600        10,470,944
Genzyme Corporation (b)                                32,400         1,354,320
                                                                ---------------
                                                                     11,825,264

Medical - Drug/Diversified 2.6%
Abbott Laboratories                                   141,200         6,178,912
Johnson & Johnson                                     256,600        13,266,220
                                                                ---------------
                                                                     19,445,132

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)     June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                     STRONG GROWTH & INCOME FUND (continued)

                                                  Shares or
                                                  Principal          Value
                                                    Amount          (Note 2)
-------------------------------------------------------------------------------

Medical - Ethical Drugs 7.4%
Bristol-Myers Squibb Company                          190,200   $     5,163,930
Forest Laboratories, Inc. (b)                          55,200         3,022,200
Eli Lilly & Company                                    99,000         6,828,030
Merck & Company, Inc.                                 193,000        11,686,150
Pfizer, Inc.                                          698,200        23,843,530
Schering-Plough Corporation                            48,300           898,380
Wyeth                                                 112,700         5,133,485
                                                                ---------------
                                                                     56,575,705

Medical - Generic Drugs 0.3%
Teva Pharmaceutical Industries, Ltd. ADR               37,000         2,106,410

Medical - Health Maintenance
 Organizations 1.1%
Aetna, Inc.                                            66,800         4,021,360
UnitedHealth Group, Inc.                               80,000         4,020,000
                                                                ---------------
                                                                      8,041,360

Medical - Products 2.1%
Alcon, Inc.                                            39,800         1,818,860
Boston Scientific Corporation (b)                      62,400         3,812,640
Medtronic, Inc.                                        88,900         4,264,533
St. Jude Medical, Inc. (b)                             76,400         4,393,000
Stryker Corporation                                    26,400         1,831,368
                                                                ---------------
                                                                     16,120,401

Medical - Wholesale Drugs/Sundries 0.8%
AmerisourceBergen Corporation                          28,600         1,983,410
Cardinal Health, Inc.                                  58,600         3,767,980
                                                                ---------------
                                                                      5,751,390

Medical/Dental - Supplies 0.2%
Becton, Dickinson & Company                            39,600         1,538,460

Metal Ores - Miscellaneous 0.4%
Alcoa, Inc.                                           113,700         2,899,350

Metal Products - Fasteners 0.2%
Illinois Tool Works, Inc.                              25,900         1,705,515

Oil & Gas - Field Services 0.7%
Schlumberger, Ltd.                                    106,600         5,070,962

Oil & Gas - International Integrated 4.0%
ChevronTexaco Corporation                              98,000         7,075,600
ConocoPhillips                                         59,000         3,233,200
Exxon Mobil Corporation                               569,000        20,432,790
                                                                ---------------
                                                                     30,741,590

Oil & Gas - Machinery/Equipment 0.4%
Baker Hughes, Inc.                                     86,900         2,917,233

Oil & Gas - United States Exploration &
 Production 0.9%
Apache Corporation                                    104,620         6,806,577

Real Estate Development 0.2%
Simon Property Group, Inc.                             49,500         1,931,985

Retail - Consumer Electronics 0.7%
Best Buy Company, Inc. (b)                            116,100         5,099,112

Retail - Department Stores 0.9%
Federated Department Stores, Inc.                      74,800         2,756,380
Kohl's Corporation (b)                                 76,900         3,951,122
                                                                ---------------
                                                                      6,707,502

Retail - Home Furnishings 0.3%
Bed Bath & Beyond, Inc. (b)                            55,800         2,165,598

Retail - Major Discount Chains 3.5%
Target Corporation                                    157,400         5,956,016
Wal-Mart Stores, Inc.                                 383,700        20,593,179
                                                                ---------------
                                                                     26,549,195

Retail - Restaurants 0.5%
McDonald's Corporation                                180,900         3,990,654

Retail - Super/Mini Markets 0.3%
The Kroger Company (b)                                144,600         2,411,928

Retail/Wholesale - Building Products 1.7%
The Home Depot, Inc.                                  291,500         9,654,480
Lowe's Companies, Inc.                                 68,200         2,929,190
                                                                ---------------
                                                                     12,583,670

Shoes & Related Apparel 0.3%
NIKE, Inc. Class B                                     46,000         2,460,540

Soap & Cleaning Preparations 1.3%
The Procter & Gamble Company                          111,500         9,943,570

Telecommunications - Cellular 0.5%
Nextel Communications, Inc. Class A (b)               154,300         2,789,744
Sprint Corporation - PCS Group (b)                    215,300         1,237,975
                                                                ---------------
                                                                      4,027,719

Telecommunications - Equipment 1.2%
Corning, Inc. (b)                                     444,600         3,285,594
Lucent Technologies, Inc. (b)                         538,200         1,092,546
Motorola, Inc.                                        195,800         1,846,394
UTStarcom, Inc. (b)                                    75,100         2,671,307
                                                                ---------------
                                                                      8,895,841

Telecommunications - Services 2.8%
BellSouth Corporation                                 181,400         4,830,682
SBC Communications, Inc.                              298,700         7,631,785
Verizon Communications, Inc.                          232,300         9,164,235
                                                                ---------------
                                                                     21,626,702

Tobacco 1.0%
Altria Group, Inc.                                    175,100         7,956,544

Transportation - Air Freight 0.7%
FedEx Corporation                                      91,600         5,681,948

Transportation - Airline 0.1%
Delta Air Lines, Inc.                                  77,000         1,130,360

Transportation - Rail 0.6%
Union Pacific Corporation                              79,000         4,583,580

Trucks & Parts - Heavy Duty 0.2%
PACCAR, Inc.                                           18,000         1,216,080

Utility - Electric Power 2.7%
American Electric Power Company, Inc.                 100,400         2,994,932
Dominion Resources, Inc.                               81,000         5,205,870
Duke Energy Corporation                                79,200         1,580,040
Entergy Corporation                                    98,200         5,182,996
Exelon Corporation                                     88,900         5,317,109
                                                                ---------------
                                                                     20,280,947
-------------------------------------------------------------------------------
Total Common Stocks (Cost $635,566,508)                         $   761,469,912
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                                  Shares or
                                                  Principal          Value
                                                    Amount          (Note 2)
-------------------------------------------------------------------------------

Short-Term Investments (a) 5.2%
Collateral Received for Securities
 Lending (h) 5.0%
Money Market Funds 3.4%
Deutsche Daily Assets Fund -
 Institutional Class                               25,953,568   $    25,953,568

Repurchase Agreements 1.6%
Barclays Capital, Inc. (Dated 6/30/03),
 1.23%, Due 7/01/03 (Repurchase proceeds
 $4,129,617); Collateralized by: United
 States Government & Agency Issues              $   4,129,462         4,129,462
Goldman, Sachs and Company (Dated
 6/30/03), 1.22%, Due 7/01/03 (Repurchase
 proceeds $4,129,602); Collateralized by:
 United States Government & Agency Issues           4,129,462         4,129,462
Lehman Brothers Inc. (Dated 6/30/03),
 1.23%, Due 7/01/03 (Repurchase proceeds
 $4,129,617); Collateralized by: United
 States Government & Agency Issues                  4,129,462         4,129,462
                                                                ---------------
                                                                     12,388,386
                                                                ---------------
Total Collateral Received for
 Securities Lending                                                  38,341,954

Repurchase Agreements 0.2%
ABN AMRO Inc. (Dated 6/30/03), 1.20%,
 Due 7/01/03 (Repurchase proceeds
 $100,003); Collateralized by: United States
 Government & Agency Issues (d)                       100,000           100,000
State Street Bank (Dated 6/30/03), 0.75%,
 Due 7/01/03 (Repurchase proceeds
 $1,350,828); Collateralized by: United
 States Government & Agency Issues (d)              1,350,800         1,350,800
                                                                ---------------
Total Repurchase Agreements                                           1,450,800
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $39,792,754)                      39,792,754
-------------------------------------------------------------------------------
Total Investments in Securities (Cost $675,359,262) 105.3%          801,262,666
Other Assets and Liabilities, Net (5.3%)                            (40,718,459)
-------------------------------------------------------------------------------
Net Assets 100.0%                                               $   760,544,207
===============================================================================

                             STRONG OPPORTUNITY FUND

                                                  Shares or
                                                  Principal          Value
                                                    Amount          (Note 2)
-------------------------------------------------------------------------------
Common Stocks 88.9%
Agricultural Operations 1.4%
Monsanto Company                                    1,825,000   $    39,493,000

Auto/Truck - Original Equipment 1.3%
Eaton Corporation                                     465,000        36,553,650

Banks - Southeast 1.3%
Synovus Financial Corporation                       1,655,000        35,582,500

Banks - Super Regional 2.3%
Comerica, Inc.                                        710,000        33,015,000
Wachovia Corporation                                  850,000        33,966,000
                                                                ---------------
                                                                     66,981,000

Beverages - Soft Drinks 1.2%
The Pepsi Bottling Group, Inc.                      1,725,000        34,534,500

Building - Air Conditioning &
 Heating Products 1.1%
American Standard Companies, Inc. (b)                 440,000        32,529,200

Building - Construction Products/
 Miscellaneous 1.1%
Masco Corporation                                   1,350,000        32,197,500

Building Products - Wood 1.4%
Weyerhaeuser Company                                  715,000        38,610,000

Chemicals - Specialty 1.6%
Praxair, Inc.                                         775,000        46,577,500

Computer - Memory Devices 1.4%
Network Appliance, Inc. (b)                         2,500,000        40,525,000

Computer - Services 2.4%
Accenture, Ltd. Class A (b)                         1,900,000        34,371,000
Computer Sciences Corporation (b)                     745,900        28,433,708
Unisys Corporation (b)                                445,000         5,464,600
                                                                ---------------
                                                                     68,269,308

Computer Software - Security 1.7%
VeriSign, Inc. (b)                                  3,540,000        48,958,200

Diversified Operations 1.2%
AOL Time Warner, Inc. (b)                           2,100,000        33,789,000

Electrical - Connectors 1.3%
Molex, Inc. Class A                                 1,655,000        38,361,245

Electronics - Measuring Instruments 1.7%
Waters Corporation (b)                              1,650,000        48,064,500

Electronics - Semiconductor
 Manufacturing 2.0%
Integrated Device Technology, Inc. (b)              1,960,000        21,658,000
Taiwan Semiconductor Manufacturing
 Company, Ltd. Sponsored ADR (b)                    3,600,000        36,288,000
                                                                ---------------
                                                                     57,946,000

Electronics Products - Miscellaneous 2.5%
Flextronics International, Ltd. (b)                 3,360,000        34,910,400
Sanmina-SCI Corporation (b)                         5,965,000        37,639,150
                                                                ---------------
                                                                     72,549,550

Finance - Consumer/Commercial Loans 1.3%
CIT Group, Inc.                                     1,540,000        37,961,000

Finance - Equity REIT 1.2%
ProLogis                                            1,295,000        35,353,500

Finance - Publicly Traded Investment
 Funds - Equity 3.2%
iShares Trust Russell 2000 Growth Index Fund          300,000        14,175,000
iShares Trust Russell 2000 Index Fund                 160,000        14,224,000
iShares Trust S&P SmallCap 600 Index Fund             265,000        29,057,250
Standard & Poor's MidCap 400
 Depository Receipts                                  385,000        33,702,900
                                                                ---------------
                                                                     91,159,150

Finance - Publicly Traded Investment
 Funds-Equity (Non 40 Act) 1.3%
Biotech Holders Trust                                 305,000        37,591,250

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)     June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                       STRONG OPPORTUNITY FUND (continued)

                                                  Shares or
                                                  Principal          Value
                                                    Amount          (Note 2)
-------------------------------------------------------------------------------

Food - Miscellaneous Preparation 1.3%
General Mills, Inc.                                   810,000   $    38,402,100

Insurance - Property/Casualty/Title 1.4%
Hartford Financial Services Group, Inc.               785,000        39,532,600

Internet - E*Commerce 1.5%
InterActiveCorp (b)                                 1,095,000        43,329,150

Internet - Internet Service
 Provider/Content 0.9%
CNET Networks, Inc. (b)                             4,070,000        25,356,100

Leisure - Photo Equipment/Related 0.6%
Eastman Kodak Company                                 580,000        15,863,000

Leisure - Services 1.5%
Carnival Corporation                                1,340,000        43,563,400

Machinery - General Industrial 1.4%
Dover Corporation                                   1,300,000        38,948,000

Media - Cable TV 4.7%
Comcast Corporation Class A
 (Non-Voting) (b) (i)                               1,950,000        56,218,500
Cox Communications, Inc. Class A (b)                1,285,000        40,991,500
General Motors Corporation Class H (b)              2,765,000        35,419,650
Telewest Communications PLC (b)                    39,540,000         1,092,892
                                                                ---------------
                                                                    133,722,542

Media - Newspapers 3.0%
The E.W. Scripps Company Class A                      570,000        50,570,400
Tribune Company                                       710,000        34,293,000
                                                                ---------------
                                                                     84,863,400

Media - Radio/TV 1.5%
Liberty Media Corporation Class A (b)               3,800,000        43,928,000

Medical - Biomedical/Genetics 2.8%
Biogen, Inc. (b)                                      415,000        15,770,000
Genentech, Inc. (b)                                   665,000        47,959,800
IDEC Pharmaceuticals Corporation (b)                  475,000        16,150,000
                                                                ---------------
                                                                     79,879,800

Medical - Ethical Drugs 1.3%
King Pharmaceuticals, Inc. (b)                      2,570,000        37,933,200

Medical - Health Maintenance
 Organizations 0.8%
CIGNA Corporation                                     495,000        23,235,300

Medical - Hospitals 1.4%
HCA, Inc.                                           1,210,000        38,768,400

Medical/Dental - Services 1.3%
AdvancePCS (b)                                      1,000,000        38,230,000

Medical/Dental - Supplies 1.6%
Apogent Technologies, Inc. (b)                      2,280,000        45,600,000

Metal Products - Fasteners 1.2%
Illinois Tool Works, Inc.                             515,000        33,912,750

Office - Equipment & Automation 0.7%
Canon, Inc.                                           430,000        19,787,039

Oil & Gas - Drilling 2.6%
ENSCO International, Inc.                           1,325,000        35,642,500
GlobalSantaFe Corporation                           1,685,000        39,327,900
                                                                ---------------
                                                                     74,970,400

Oil & Gas - International Integrated 1.5%
ConocoPhillips                                        800,000        43,840,000

Oil & Gas - Machinery/Equipment 1.8%
Weatherford International, Ltd. (b)                 1,220,000        51,118,000

Oil & Gas - United States Exploration &
 Production 2.9%

Apache Corporation                                    710,000        46,192,600
Devon Energy Corporation                              665,000        35,511,000
                                                                ---------------
                                                                     81,703,600

Pollution Control - Services 1.3%
Waste Management, Inc.                              1,555,000        37,459,950

Retail - Apparel/Shoe 1.5%
Nordstrom, Inc.                                     2,225,000        43,432,000

Retail - Consumer Electronics 1.2%
Best Buy Company, Inc. (b)                            785,000        34,477,200

Retail - Department Stores 1.3%
Sears, Roebuck & Company                            1,100,000        37,004,000

Retail - Major Discount Chains 1.5%
Target Corporation                                  1,115,000        42,191,600

Retail - Restaurants 0.7%
Brinker International, Inc. (b)                       580,000        20,891,600

Retail/Wholesale - Computer/Cellular 0.5%
CDW Corporation (b)                                   315,900        14,468,220

Retail/Wholesale - Office Supplies 1.0%
Staples, Inc. (b)                                   1,600,000        29,360,000

Telecommunications - Cellular 2.6%
Sprint Corporation - PCS Group (b)                  7,030,000        40,422,500
United States Cellular Corporation (b)              1,349,500        34,344,775
                                                                ---------------
                                                                     74,767,275

Telecommunications - Equipment 1.2%
 Corning, Inc. (b)                                  4,750,000        35,102,500

Textile - Apparel Manufacturing 1.2%
Jones Apparel Group, Inc. (b)                       1,175,000        34,380,500

Textile - Mill/Household 1.1%
Mohawk Industries, Inc. (b)                           550,000        30,541,500

Transportation - Airline 0.8%
Delta Air Lines, Inc.                                 825,000        12,111,000
Northwest Airlines Corporation Class A (b)            826,400         9,330,056
                                                                ---------------
                                                                     21,441,056

Utility - Gas Distribution 1.4%
NiSource, Inc.                                      2,125,000        40,375,000
-------------------------------------------------------------------------------
Total Common Stocks (Cost $2,265,897,148)                         2,545,965,735
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                  Shares or
                                                  Principal          Value
                                                    Amount          (Note 2)
-------------------------------------------------------------------------------

Call Options Purchased 0.1%
PSE Technology 100 Index,
 Expires 7/18/03 at $491.97 (i)                           466   $     3,350,540
-------------------------------------------------------------------------------
Total Call Options Purchased (Cost $3,076,998)                        3,350,540
-------------------------------------------------------------------------------
Short-Term Investments (a) 17.8%
Collateral Received for Securities
 Lending (h) 5.2%
Money Market Funds 3.5%
Deutsche Daily Assets Fund -
 Institutional Class                              100,682,669       100,682,669

Repurchase Agreements 1.7%
Barclays Capital, Inc. (Dated 6/30/03),
 1.23%, Due 7/01/03 (Repurchase proceeds
 $16,020,183); Collateralized by:
 United States Government & Agency Issues       $  16,019,580        16,019,580
Goldman, Sachs and Company (Dated
 6/30/03), 1.22%, Due 7/01/03 (Repurchase
 proceeds $16,020,123); Collateralized by:
 United States Government & Agency Issues          16,019,580        16,019,580
Lehman Brothers Inc. (Dated 6/30/03),
 1.23%, Due 7/01/03 (Repurchase
 proceeds $16,020,183); Collateralized by:
 United States Government & Agency Issues          16,019,580        16,019,580
                                                                ---------------
                                                                     48,058,740
                                                                ---------------
Total Collateral Received for
 Securities Lending                                                 148,741,409

Repurchase Agreements 12.6%
ABN AMRO Inc. (Dated 6/30/03), 1.20%,
 Due 7/01/03 (Repurchase proceeds
 $355,711,857); Collateralized by:
 United States Government &
 Agency Issues (e)                                355,700,000       355,700,000
State Street Bank (Dated 6/30/03), 0.75%,
 Due 7/01/03 (Repurchase proceeds
 $6,447,034); Collateralized by:
 United States Government &
 Agency Issues (e)                                  6,446,900         6,446,900
                                                                ---------------
Total Repurchase Agreements                                         362,146,900
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $510,888,309)                    510,888,309
-------------------------------------------------------------------------------
Total Investments in Securities
 (Cost $2,779,862,455) 106.8%                                     3,060,204,584
Other Assets and Liabilities, Net (6.8%)                           (194,341,403)
-------------------------------------------------------------------------------
Net Assets 100.0%                                               $ 2,865,863,181
===============================================================================

--------------------------------------------------------------------------------
WRITTEN OPTIONS ACTIVITY
--------------------------------------------------------------------------------
                                                  Contracts        Premiums
--------------------------------------------------------------------------------
Options outstanding at beginning of period                666   $     2,664,000
Options written during the period                       3,666         5,856,148
Options closed                                           (866)       (3,983,400)
Options expired                                            --                --
Options exercised                                          --                --
                                                -------------   ---------------
Options outstanding at end of period                    3,466   $     4,536,748
                                                =============   ===============

WRITTEN OPTIONS DETAIL
--------------------------------------------------------------------------------
                                                  Contracts
                                                 (100 shares        Value
                                                per contract)      (Note 2)
-------------------------------------------------------------------------------
Comcast Corporation Class A (Non-Voting)
 Calls: (Strike Price $4.88. Expiration
 date is 7/18/03. Premium received
 is $1,462,546.)                                        3,000   $    (1,230,000)

PSE Technology 100 Index
 Puts: (Strike Price is $491.97. Expiration
 date is 7/18/03. Premium received
 is $3,074,202.)                                          466           (17,242)
                                                -------------   ---------------
                                                        3,466   $    (1,247,242)
                                                =============   ===============

LEGEND
--------------------------------------------------------------------------------
(a) Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.
(b)  Non-income producing security.
(c) All or a portion of security is pledged to cover margin requirements on open futures contracts.
(d)  Restricted security.
(e)  See Note 2(J) of Notes to Financial Statements.
(f)  All or a portion of security is when-issued.
(g)  Illiquid security.
(h)  See Note 2(M) of Notes to Financial Statements.
(i) All or a portion of security is held in conjunction with open written options contracts.

Percentages are stated as a percent of net assets.

                       See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

                                                                (In Thousands, Except
                                                                  Per Share Amounts)

                                                                 Strong        Strong
                                                                Balanced      Large Cap
                                                                  Fund        Core Fund
                                                               ----------    ----------
Assets:
  Investments in Securities, at Value
   (Cost of $215,408, and $3,751, respectively)                $  233,024    $    4,069
  Receivable for Securities Sold                                    2,920            --
  Receivable for Fund Shares Sold                                       1            --
  Dividends and Interest Receivable                                   953             5
  Other Assets                                                         36             7
                                                               ----------    ----------
  Total Assets                                                    236,934         4,081

Liabilities:
  Payable for Securities Purchased                                  4,929            --
  Payable for Fund Shares Redeemed                                     21            --
  Cash Overdraft Liability                                            168            --
  Variation Margin Payable                                              5            --
  Payable Upon Return of Securities on Loan                        11,670            --
  Accrued Operating Expenses and Other Liabilities                    108             7
                                                               ----------    ----------
  Total Liabilities                                                16,901             7
                                                               ----------    ----------
Net Assets                                                     $  220,033    $    4,074
                                                               ==========    ==========
Net Assets Consist of:
  Capital Stock (Par Value and Paid-in Capital)                $  249,327    $    5,121
  Undistributed Net Investment Income (Loss)                          (45)           --
  Undistributed Net Realized Gain (Loss)                          (46,886)       (1,365)
  Net Unrealized Appreciation (Depreciation)                       17,637           318
                                                               ----------    ----------
  Net Assets                                                   $  220,033    $    4,074
                                                               ==========    ==========
Capital Shares Outstanding (Unlimited Number Authorized)           12,746           460

Net Asset Value Per Share                                      $    17.26    $     8.85
                                                               ==========    ==========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

                                                                (In Thousands,
                                                               Except As Noted)

                                                                Strong Growth
                                                               and Income Fund
                                                               ---------------
Assets:
  Investments in Securities, at Value (Cost of $675,359)       $       801,263
  Receivable for Securities Sold                                         7,291
  Receivable for Fund Shares Sold                                           68
  Dividends and Interest Receivable                                        763
  Other Assets                                                              71
                                                               ---------------
  Total Assets                                                         809,456

Liabilities:
  Payable for Securities Purchased                                       9,876
  Payable for Fund Shares Redeemed                                         112
  Payable Upon Return of Securities on Loan                             38,342
  Accrued Operating Expenses and Other Liabilities                         582
                                                               ---------------
  Total Liabilities                                                     48,912
                                                               ---------------
Net Assets                                                     $       760,544
                                                               ===============

Net Assets Consist of:
  Capital Stock (Par Value and Paid-in Capital)                $       932,436
  Undistributed Net Investment Income (Loss)                               144
  Undistributed Net Realized Gain (Loss)                              (297,939)
  Net Unrealized Appreciation (Depreciation)                           125,903
                                                               ---------------
  Net Assets                                                   $       760,544
                                                               ===============

Investor Class ($ and shares in full)
  Net Assets                                                   $   645,666,722
  Capital Shares Outstanding (Unlimited Number Authorized)          37,113,902

  Net Asset Value Per Share                                    $         17.40
                                                               ===============

Institutional Class ($ and shares in full)
  Net Assets                                                   $    78,745,033
  Capital Shares Outstanding (Unlimited Number Authorized)           4,515,863

  Net Asset Value Per Share                                    $         17.44
                                                               ===============

Advisor Class ($ and shares in full)
  Net Assets                                                   $     8,878,749
  Capital Shares Outstanding (Unlimited Number Authorized)             513,156

  Net Asset Value Per Share                                    $         17.30
                                                               ===============

Class K ($ and shares in full)
  Net Assets                                                   $    27,253,703
  Capital Shares Outstanding (Unlimited Number Authorized)           1,579,364

  Net Asset Value Per Share                                    $         17.26
                                                               ===============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

                                                                          (In Thousands,
                                                                         Except As Noted)

                                                                              Strong
                                                                           Opportunity
                                                                               Fund
                                                                         ---------------
Assets:
  Investments in Securities, at Value
   (Cost of $2,779,862) (Including Repurchase Agreements of $410,206)    $     3,060,205
  Receivable for Securities Sold                                                  21,689
  Receivable for Fund Shares Sold                                                    416
  Dividends and Interest Receivable                                                2,355
  Other Assets                                                                        97
                                                                         ---------------
  Total Assets                                                                 3,084,762

Liabilities:
  Payable for Securities Purchased                                                66,154
  Written Options, at Value (Premiums Received of $4,537)                          1,247
  Payable for Fund Shares Redeemed                                                 1,453
  Payable Upon Return of Securities on Loan                                      148,741
  Accrued Operating Expenses and Other Liabilities                                 1,304
                                                                         ---------------
  Total Liabilities                                                              218,899
                                                                         ---------------
Net Assets                                                               $     2,865,863
                                                                         ===============

Net Assets Consist of:
  Capital Stock (Par Value and Paid-in Capital)                          $     3,183,983
  Undistributed Net Investment Income (Loss)                                      (3,547)
  Undistributed Net Realized Gain (Loss)                                        (598,204)
  Net Unrealized Appreciation (Depreciation)                                     283,631
                                                                         ---------------
  Net Assets                                                             $     2,865,863
                                                                         ===============

Investor Class ($ and shares in full)
  Net Assets                                                             $ 2,740,351,218
  Capital Shares Outstanding (Unlimited Number Authorized)                    82,206,162

  Net Asset Value Per Share                                              $         33.34
                                                                         ===============

Advisor Class ($ and shares in full)
  Net Assets                                                             $   124,726,100
  Capital Shares Outstanding (Unlimited Number Authorized)                     3,786,949

  Net Asset Value Per Share                                              $         32.94
                                                                         ===============

Class K ($ and shares in full)
  Net Assets                                                             $       785,863
  Capital Shares Outstanding (Unlimited Number Authorized)                        23,518

  Net Asset Value Per Share                                              $         33.42
                                                                         ===============

                       See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
For the Six Months Ended June 30, 2003 (Unaudited)

                                                                         (In Thousands)

                                                                      Strong        Strong
                                                                     Balanced     Large Cap
                                                                       Fund       Core Fund
                                                                    ----------    ----------
Income:
  Dividends                                                         $    1,190    $       32
  Interest                                                               1,331             1
                                                                    ----------    ----------
  Total Income                                                           2,521            33

Expenses:
  Investment Advisory Fees                                                 594            14
  Administrative Fees                                                      319             6
  Custodian Fees                                                            23             1
  Shareholder Servicing Costs                                              364            17
  Professional Fees                                                         18             6
  Federal and State Registration Fees                                       12             7
  Other                                                                     65             4
                                                                    ----------    ----------
  Total Expenses before Expense Offsets                                  1,395            55
  Expense Offsets (Note 4)                                                 (40)          (22)
                                                                    ----------    ----------
  Expenses, Net                                                          1,355            33
                                                                    ----------    ----------
Net Investment Income (Loss)                                             1,166            --

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on:
    Investments                                                          3,707          (336)
    Futures Contracts                                                      (25)           --
    Forward Foreign Currency Contracts                                      18            --
                                                                    ----------    ----------
    Net Realized Gain (Loss)                                             3,700          (336)
  Net Change in Unrealized Appreciation/(Depreciation) on:
    Investments                                                         12,225           697
    Futures Contracts                                                      114            --
                                                                    ----------    ----------
    Net Change in Unrealized Appreciation/Depreciation                  12,339           697
                                                                    ----------    ----------
Net Gain (Loss) on Investments                                          16,039           361
                                                                    ----------    ----------
Net Increase (Decrease) in Net Assets Resulting from Operations     $   17,205    $      361
                                                                    ==========    ==========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
For the Six Months Ended June 30, 2003 (Unaudited)

                                                                  (In Thousands)

                                                                  Strong Growth
                                                                    and Income
                                                                      Fund
                                                                  -------------
Income:
  Dividends (net of foreign withholding taxes of $7)              $       5,990
  Interest                                                                  131
                                                                  -------------
  Total Income                                                            6,121

Expenses (Note 4):
  Investment Advisory Fees                                                2,017
  Administrative Fees                                                       995
  Custodian Fees                                                             23
  Shareholder Servicing Costs                                             1,636
  12b-1 Fees                                                                 11
  Reports to Shareholders                                                   260
  Other                                                                     134
                                                                  -------------
  Total Expenses before Expense Offsets                                   5,076
  Expense Offsets                                                           (63)
                                                                  -------------
  Expenses, Net                                                           5,013
                                                                  -------------
Net Investment Income (Loss)                                              1,108

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on Investments                               (21,761)
  Net Change in Unrealized Appreciation/Depreciation on
   Investments                                                           88,880
Net Gain (Loss) on Investments                                           67,119
                                                                  -------------
Net Increase (Decrease) in Net Assets Resulting from Operations   $      68,227
                                                                  =============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
For the Six Months Ended June 30, 2003 (Unaudited)

                                                                                  (In Thousands)

                                                                                      Strong
                                                                                    Opportunity
                                                                                       Fund
                                                                                   ------------
Income:
  Dividends - Unaffiliated Issuers (net of foreign withholding taxes of $5)        $     13,512
  Dividends - Affiliated Issuers                                                            917
  Interest                                                                                  843
                                                                                   ------------
  Total Income                                                                           15,272

Expenses (Note 4):
  Investment Advisory Fees                                                                9,624
  Administrative Fees                                                                     3,856
  Custodian Fees                                                                             57
  Shareholder Servicing Costs                                                             4,252
  Reports to Shareholders                                                                   597
  12b-1 Fees                                                                                133
  Other                                                                                     445
                                                                                   ------------
  Total Expenses before Expense Offsets                                                  18,964
  Expense Offsets                                                                          (145)
                                                                                   ------------
  Expenses, Net                                                                          18,819
                                                                                   ------------
Net Investment Income (Loss)                                                             (3,547)

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on:
    Investments                                                                        (143,517)
    Written Options                                                                       3,801
                                                                                   ------------
    Net Realized Gain (Loss)                                                           (139,716)
  Net Change in Unrealized Appreciation/Depreciation on:
    Investments                                                                         541,691
    Written Options                                                                       1,431
    Foreign Currencies                                                                       (1)
                                                                                   ------------
    Net Change in Unrealized Appreciation/Depreciation                                  543,121
                                                                                   ------------
Net Gain (Loss) on Investments                                                          403,405
                                                                                   ------------
Net Increase (Decrease) in Net Assets Resulting from Operations                    $    399,858
                                                                                   ============

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                      (In Thousands)

                                                                                   Strong Balanced Fund
                                                                              ------------------------------
                                                                                  Six
                                                                              Months Ended      Year Ended
                                                                              June 30, 2003    Dec. 31, 2002
                                                                              -------------    -------------
                                                                               (Unaudited)
Operations:
  Net Investment Income (Loss)                                                $       1,166    $       5,747
  Net Realized Gain (Loss)                                                            3,700          (26,054)
  Net Change in Unrealized Appreciation/Depreciation                                 12,339          (14,413)
                                                                              -------------    -------------
  Net Increase (Decrease) in Net Assets Resulting from Operations                    17,205          (34,720)
Distributions From Net Investment Income                                             (1,238)          (5,924)
Capital Share Transactions (Note 7):
  Net Increase (Decrease) in Net Assets from Capital Share Transactions             (13,949)         (41,363)
                                                                              -------------    -------------
Total Increase (Decrease) in Net Assets                                               2,018          (82,007)
Net Assets:
  Beginning of Year                                                                 218,015          300,022
                                                                              -------------    -------------
  End of Year                                                                 $     220,033    $     218,015
                                                                              =============    =============
  Undistributed Net Investment Income (Loss)                                  $         (45)   $          27


                                                                                Strong Large Cap Core Fund
                                                                              ------------------------------
                                                                                   Six
                                                                              Months Ended      Year Ended
                                                                              June 30, 2003    Dec. 31, 2002
                                                                              -------------    -------------
                                                                               (Unaudited)
Operations:
  Net Investment Income (Loss)                                                $          --    $         (44)
  Net Realized Gain (Loss)                                                             (336)            (802)
  Net Change in Unrealized Appreciation/Depreciation                                    697             (652)
                                                                              -------------    -------------
  Net Increase (Decrease) in Net Assets Resulting from Operations                       361           (1,498)
Distributions From Net Investment Income                                                 --               --
Capital Share Transactions (Note 7):
  Net Increase (Decrease) in Net Assets from Capital Share Transactions                (558)            (670)
                                                                              -------------    -------------
Total Increase (Decrease) in Net Assets                                                (197)          (2,168)
Net Assets:
  Beginning of Year                                                                   4,271            6,439
                                                                              -------------    -------------
  End of Year                                                                 $       4,074    $       4,271
                                                                              =============    =============
  Undistributed Net Investment Income (Loss)                                  $          --    $          --

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                                      (In Thousands)

                                                                               Strong Growth and Income Fund
                                                                              ------------------------------
                                                                                   Six
                                                                              Months Ended      Year Ended
                                                                              June 30, 2003    Dec. 31, 2002
                                                                              -------------    -------------
                                                                               (Unaudited)
Operations:
  Net Investment Income (Loss)                                                $       1,108    $       1,193
  Net Realized Gain (Loss)                                                          (21,761)         (98,034)
  Net Change in Unrealized Appreciation/Depreciation                                 88,880         (111,075)
                                                                              -------------    -------------
  Net Increase (Decrease) in Net Assets Resulting from Operations                    68,227         (207,916)
Distributions:
  From Net Investment Income:
    Investor Class                                                                     (632)            (152)
    Institutional Class                                                                (483)            (851)
    Advisor Class                                                                       (13)             (41)
    Class K                                                                            (124)            (135)
                                                                              -------------    -------------
  Total Distributions                                                                (1,252)          (1,179)
Capital Share Transactions (Note 7):
  Net Increase (Decrease) in Net Assets from Capital Share Transactions              14,847          (58,649)
                                                                              -------------    -------------
Total Increase (Decrease) in Net Assets                                              81,822         (267,744)
Net Assets:
  Beginning of Year                                                                 678,722          946,466
                                                                              -------------    -------------
  End of Year                                                                 $     760,544    $     678,722
                                                                              =============    =============
  Undistributed Net Investment Income (Loss)                                  $         144    $         288

                                                                                  Strong Opportunity Fund
                                                                              ------------------------------
                                                                                   Six
                                                                              Months Ended      Year Ended
                                                                              June 30, 2003    Dec. 31, 2002
                                                                              -------------    -------------
                                                                               (Unaudited)
Operations:
  Net Investment Income (Loss)                                                $      (3,547)   $      (7,455)
  Net Realized Gain (Loss)                                                         (139,716)        (412,614)
  Net Change in Unrealized Appreciation/Depreciation                                543,121         (641,795)
                                                                              -------------    -------------
  Net Increase (Decrease) in Net Assets Resulting from Operations                   399,858       (1,061,864)
Distributions From Net Investment Income                                                 --               --
Capital Share Transactions (Note 7):
  Net Increase (Decrease) in Net Assets from Capital Share Transactions            (145,543)         (79,788)
                                                                              -------------    -------------
Total Increase (Decrease) in Net Assets                                             254,315       (1,141,652)
Net Assets:
  Beginning of Year                                                               2,611,548        3,753,200
                                                                              -------------    -------------
  End of Year                                                                 $   2,865,863    $   2,611,548
                                                                              =============    =============
  Undistributed Net Investment Income (Loss)                                  $      (3,547)   $          --

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

1.   Organization

     The accompanying financial statements represent the Strong Core Funds (the "Funds"), which include the following funds, each with its own investment objectives and policies:

     -  Strong Balanced Fund (a series of Strong Balanced Fund, Inc.)
     -  Strong Large Cap Core Fund (a series of Strong Equity Funds, Inc.)
     - Strong Growth and Income Fund (a series of Strong Conservative Equity Funds, Inc.)
     -  Strong Opportunity Fund (a series of Strong Opportunity Fund, Inc.)

     Each Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act").

     Investor Class shares are available to the general public, Institutional Class shares are available only to investors that meet certain higher initial investment minimums, Advisor Class shares are available only through financial professionals and Class K shares are available only through programs managed by Strong Capital Management, Inc. (the "Advisor"). Strong Balanced Fund and Strong Large Cap Core Fund offer Investor Class shares. Strong Growth and Income Fund offers Investor Class, Institutional Class, Advisor Class and Class K shares. Strong Opportunity Fund offers Investor Class, Advisor Class and Class K shares. All classes differ principally in their respective shareholder servicing and distribution expenses and sales charges. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

     Effective August 30, 2002, Strong Opportunity Fund issued an additional class of shares: Class K shares.

2.   Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

     (A) Security Valuation -- Securities of the Funds traded on a national securities exchange are valued each business day at the last sales price. Securities traded on the NASDAQ Stock Market are valued each business day using the NASDAQ Official Closing Price ("NOCP"). Exchange-traded securities for which there were no transactions and NASDAQ-traded securities for which there is no NOCP are valued at the mean of the bid and ask prices. Debt securities are valued through a commercial pricing service that determines values for normal institutional-sized trading units of debt securities without regard to sale or bid prices when such techniques are believed to more accurately reflect the fair market value for such securities. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under the general supervision of the Board of Directors. Occasionally, events affecting the value of foreign investments and exchange rates occur between the time at which those items are determined and the close of trading on the New York Stock Exchange. Such events would not normally be reflected in a calculation of the Funds' net asset values on that day. If events that materially affect the value of the Funds' foreign investments or the foreign currency exchange rates occur during such period, the investments will be valued at their fair value as determined in good faith under the general supervision of the Board of Directors. Securities that are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Funds may own certain investment securities that are restricted as to resale or are deemed illiquid. Restricted securities are Section 4(2) commercial paper or are eligible for resale pursuant to Rule 144A under the Securities Act of 1933. Securities are deemed illiquid based upon guidelines established by the Funds' Board of Directors. These securities are valued after giving due consideration to pertinent factors, such as recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted securities. The aggregate cost and fair value of restricted and illiquid securities held at June 30, 2003 are as follows:

                                        Aggregate    Aggregate    Percent of
                                          Cost      Fair Value    Net Assets
                                        ---------   ----------    ----------
          Strong Balanced Fund          $ 733,873   $  125,096       0.1%

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Funds intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is recorded.

          Undistributed income or net realized gains for financial statement purposes may differ from federal income tax purposes due to differences in the timing, recognition and characterization of income, expense and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences

--------------------------------------------------------------------------------
          that are permanent in nature. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

          Strong Balanced Fund and Strong Growth and Income Fund generally pay dividends from net investment income quarterly and distribute net capital gains, if any, that they realize at least annually. Strong Large Cap Core Fund and Strong Opportunity Fund generally pay dividends from net investment income and distribute net capital gains, if any, that they realize at least annually.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Certain Investment Risks -- The Funds may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Funds' investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, foreign currencies or interest rates. The use of these instruments may involve risks such as the possibility that the value of the underlying assets fluctuates, the derivative becomes illiquid, imperfect correlation exists between the value of the instruments and the underlying securities, or that the counterparty fails to perform its obligations.

          Investments in foreign-denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency rate fluctuations, political and economic instability, different financial reporting standards and taxes, less liquidity, less strict regulation of securities markets and smaller markets with lower trading volume.

     (E) Futures -- Upon entering into a futures contract, the Funds deposit in a segregated account with their custodian, in the name of the broker, cash and/or other liquid investments equal to the minimum "initial margin" requirements of the exchange. Each Fund designates liquid securities as collateral on open futures contracts. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin" and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options -- The Funds may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability that is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option is closed, expired or exercised, the Funds realize a gain or loss and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. Each Fund designates liquid securities as collateral on open options contracts.

     (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Short Positions -- The Funds may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. The Funds are liable for any dividends payable on securities while those securities are in a short position. If the Funds sell securities short while also holding the long position, they may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. If the Funds sell securities short when not holding the long position, they will experience a loss if the market price of the security increases between the date of the short sale and the date the security is replaced.

     (J) Repurchase Agreements -- The Funds may enter into repurchase agreements with institutions that the Funds' Advisor has determined are creditworthy. Each repurchase agreement is recorded at cost, which approximates fair value. The Funds require that the collateral, represented by securities (primarily U.S. government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Funds

--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

          to obtain those securities in the event of a default of the counterparty. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Funds under each repurchase agreement.

     (K) Directed Brokerage -- The Funds direct certain portfolio trades to brokers who, in turn, pay a portion of the Funds' expenses not attributable to the Advisor or its affiliates. Such amounts are included in Expense Offsets reported in the Funds' Statements of Operations and in Note 4.

     (L) Earnings Credit Arrangements -- Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian's fees incurred by the Funds and are included in Expense Offsets reported in the Funds' Statements of Operations and in
          Note 4.

     (M) Securities Lending -- The Funds have entered into a Securities Lending Agreement (the "Agreement") with Deutsche Bank. Under the terms of the Agreement, the Funds may lend portfolio securities to qualified institutional borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash equal to at least 102% of the market value of any loaned securities, plus accrued interest.

          At June 30, 2003, Strong Balanced Fund, Strong Growth and Income Fund and Strong Opportunity Fund had securities with a market value of $11,292,203, $37,034,995 and $144,049,079, respectively, on loan and had received $11,670,286, $38,341,954 and $148,741,409, respectively, in collateral (both included within Investments in the Statements of Assets and Liabilities). Amounts earned as interest on investments of cash collateral, net of rebates and other securities lending expenses, are included in Interest in the Statements of Operations. For the six months ended June 30, 2003, the securities lending income totaled $6,429, $34,188 and $84,469 for Strong Balanced Fund, Strong Growth and Income Fund and Strong Opportunity Fund, respectively.

          The three primary risks associated with securities lending are: a borrower defaulting on its obligation to return the securities loaned resulting in a shortfall on the posted collateral; a principal loss arising from the lending agent's investment of cash collateral; and the inability of the lending Fund to recall a security in time to exercise valuable voting rights or sell the security.

     (N) Expenses -- The Funds and other affiliated Strong Funds contract for certain services on a collective basis. The majority of the expenses are directly identifiable to an individual Fund. Expenses that are not readily identifiable to a specific Fund will be allocated in such manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Strong Funds.

     (O) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (P) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative shares outstanding.

3.   Related Party Transactions

     The Advisor provides investment advisory and related services to the Funds. Strong Investor Services, Inc. (the "Administrator"), an affiliate of the Advisor, provides administrative, transfer agent and related services to the Funds. Certain officers and directors of the Funds are affiliated with the Advisor and the Administrator. Investment advisory and administration fees, which are established by terms of the advisory and administration agreements, are based on the following annualized rates of the average daily net assets of the respective Fund:

                                                                              Administrative Fees
                                                                  -----------------------------------------
                                                      Advisory    Investor  Institutional  Advisor
                                                        Fees        Class       Class       Class   Class K
                                                      ---------   --------  -------------  -------  -------
     Strong Balanced Fund                             0.60%/(1)/    0.30%         *           *       *
     Strong Large Cap Core Fund                       0.75%/(2)/    0.30%         *           *       *
     Strong Growth and Income Fund                    0.55%         0.30%        0.02%       0.30%   0.25%
     Strong Opportunity Fund                          0.75%/(2)/    0.30%         *          0.30%   0.25%

     * Does not offer Share class.

/(1)/The Investment Advisory fees are 0.60% for the first $35 million in net assets and 0.55% for assets above $35 million.

/(2)/The Investment Advisory fees are 0.75% for the first $4 billion in net assets, 0.725% for the next $2 billion, and 0.70% for net assets $6 billion and above.

     The Funds' Advisor and/or Administrator may voluntarily waive or absorb certain expenses at their discretion. The Advisor and/or Administrator has contractually agreed to waive its fees and/or absorb expenses for Strong Large Cap Core Fund, Strong Growth and Income Fund Class K, and Strong Opportunity Fund Class K to keep Total Annual Operating Expenses at no more

--------------------------------------------------------------------------------

          than 2.00%, 0.99% and 1.20%, respectively. These contracts may only be terminated by the Board of Directors of the Fund, but not before May 1, 2004. Transfer agent and related service fees for the Investor Class are paid at a rate of $27.00 for each open shareholder account and $4.20 for each closed shareholder account. Transfer agent and related service fees for the Institutional, Advisor and K Classes are paid at an annual rate of 0.015%, 0.20% and 0.20%, respectively, of the average daily net asset value of each respective class. The Administrator also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Class's level of subscription and redemption activity. Transfer Agency Banking Charges allocated to the Funds by the Administrator, if any, are included in Other Expenses in the Funds' Statements of Operations. Transfer Agency Banking Credits allocated by the Administrator, if any, serve to reduce the transfer agent expenses incurred by the Funds and are included in Expense Offsets in the Funds' Statements of Operations and in Note 4. The Administrator is also compensated for certain other out-of-pocket expenses related to transfer agent services.

          Strong Growth and Income Fund and Strong Opportunity Fund have adopted a Rule 12b-1 distribution and service plan under the 1940 Act on behalf of each of the Fund's Advisor Class shares. Under the plan, Strong Investments, Inc. (the "Distributor," and an affiliate of the Advisor) is paid an annual rate of 0.25% of the average daily net assets of the Advisor Class shares as compensation for services provided and expenses incurred, including amounts paid to brokers or dealers, in connection with the sale of each Fund's Advisor Class shares. See Note 4.

          The Funds may invest cash in money market funds managed by the Advisor, subject to certain limitations.

          Certain information regarding related party transactions, excluding the effects of waivers and absorptions, for the six months ended June 30, 2003 is as follows:

                                                    Payable to/          Shareholder          Transfer
                                                (Receivable from)       Servicing and          Agency
                                                    Advisor or          Other Expenses         Banking       Unaffiliated
                                                 Administrator at           Paid to            Charges/       Directors'
                                                   June 30, 2003         Administrator        (Credits)          Fees
                                                 ----------------       --------------        ---------      ------------
     Strong Balanced Fund                         $    61,300            $    364,224         $   5,625      $     4,455
     Strong Large Cap Core Fund                         2,881                  17,010               218              324
     Strong Growth and Income Fund                    384,777               1,636,625            20,601           14,755
     Strong Opportunity Fund                          942,029               4,257,985            33,921           57,685

4.   Expenses and Expense Offsets

     For the six months ended June 30, 2003, the class specific expenses are as follows:

                                                  Administrative     Shareholder       Reports to       12b-1
                                                       Fees        Servicing Costs    Shareholders       Fees           Other
                                                  --------------   ---------------    ------------   ------------   ------------
     Strong Growth and Income Fund
       Investor Class                              $    943,907     $   1,596,878     $    236,175   $         --   $     16,599
       Institutional Class                                7,057             5,405           21,568             --          3,413
       Advisor Class                                     13,348             8,919              529         11,124            456
       Class K                                           31,062            24,822            1,493             --            735
     Strong Opportunity Fund
       Investor Class                                 3,694,573         4,144,139          579,376             --         38,545
       Advisor Class                                    159,993           106,951           16,952        133,327          1,484
       Class K                                              838               675              725             --            114

     For the six months ended June 30, 2003, the expense offsets are as follows:

                                                        Expense        Directed
                                                      Waivers and      Brokerage       Earnings
                                                      Absorptions       Credits         Credits
                                                     ------------    ------------    ------------
     Strong Balanced Fund                            $         --    $    (40,191)   $        (88)
     Strong Large Cap Core Fund                           (16,600)         (5,602)             (1)
     Strong Growth and Income Fund
         Investor Class                                        --              --              --
         Institutional Class                                   --              --              --
         Class K                                           (7,834)             --              --
         Advisor Class                                         --              --              --
         Fund Level                                            --         (55,120)           (247)
     Strong Opportunity Fund
         Investor Class                                        --              --              --
         Advisor Class                                         --              --              --
         Class K                                             (956)             --              --
         Fund Level                                            --        (141,868)         (2,299)

--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

5.   Line of Credit

     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions, which expires October 10, 2003, to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total assets or any explicit borrowing limits in the Funds' prospectus. Principal and interest on each borrowing under the LOC are due not more than 45 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. There were minimal borrowings under the LOC during the period. At June 30, 2003, there were no outstanding borrowings by the Funds under the LOC.

6.   Investment Transaction

     The aggregate purchases and sales of shares of long-term securities during the six months ended June 30, 2003 are as follows:

                                                                  Purchases                               Sales
                                                     -----------------------------------   -----------------------------------
                                                      U.S. Government                       U.S. Government
                                                        and Agency            Other           and Agency            Other
                                                     ----------------   ----------------   ----------------   ----------------
     Strong Balanced Fund                            $     55,397,001   $    188,056,115   $     65,871,126   $    201,972,321
     Strong Large Cap Core Fund                                    --          2,247,624                 --          2,844,814
     Strong Growth and Income Fund                                 --        823,175,756                 --        789,695,469
     Strong Opportunity Fund                                       --        614,568,404                 --        738,584,157

7.   Capital Share Transactions

                                                                 Strong Balanced Fund
                                                            ------------------------------
                                                                 Six
                                                            Months Ended      Year Ended
                                                            June 30, 2003    Dec. 31, 2002
                                                            -------------    -------------
                                                             (Unaudited)
Capital Share Transactions of the Fund Were as Follows:
  Proceeds from Shares Sold                                 $  15,230,793    $  36,653,666
  Transfer in from Merger (Note 10)                             5,544,540               --
  Proceeds from Reinvestment of Distributions                   1,193,187        5,692,987
  Payment for Shares Redeemed                                 (35,917,770)     (83,709,183)
                                                            -------------    -------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                               $ (13,949,250)   $ (41,362,530)
                                                            =============    =============

Transactions in Shares of the Fund Were as Follows:
  Sold                                                            931,987        2,180,533
  Transfer in from Merger (Note 10)                               348,494               --
  Issued in Reinvestment of Distributions                          71,725          335,854
  Redeemed                                                     (2,180,367)      (4,869,245)
                                                            -------------    -------------
  Net Increase (Decrease) in Shares of the Fund                  (828,161)      (2,352,858)
                                                            =============    =============

--------------------------------------------------------------------------------

                                                              Strong Large Cap Core Fund
                                                            ------------------------------
                                                                 Six
                                                            Months Ended       Year Ended
                                                            June 30, 2003    Dec. 31, 2002
                                                            -------------    -------------
                                                             (Unaudited)
Capital Share Transactions of the Fund Were as Follows:
  Proceeds from Shares Sold                                 $     535,163    $   3,123,078
  Proceeds from Reinvestment of Distributions                          --               --
  Payment for Shares Redeemed                                  (1,092,953)      (3,793,251)
                                                            -------------    -------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                               $    (557,790)   $    (670,173)
                                                            =============    =============
Transactions in Shares of the Fund Were as Follows:
  Sold                                                             64,386          329,343
  Issued in Reinvestment of Distributions                              --               --
  Redeemed                                                       (134,749)        (383,490)
                                                            -------------    -------------
  Net Increase (Decrease) in Shares of the Fund                   (70,363)         (54,147)
                                                            =============    =============

                                                            Strong Growth and Income Fund
                                                           ------------------------------
                                                                Six
                                                           Months Ended       Year Ended
                                                           June 30, 2003    Dec. 31, 2002
                                                           -------------    -------------
                                                            (Unaudited)
Capital Share Transactions of Each Class of
 Shares of the Fund Were as Follows:

INVESTOR CLASS
  Proceeds from Shares Sold                                $ 134,849,993    $ 176,912,236
  Proceeds from Reinvestment of Distributions                    617,259          144,293
  Payment for Shares Redeemed                               (129,034,471)    (291,757,275)
                                                           -------------    -------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                                  6,432,781     (114,700,746)

INSTITUTIONAL CLASS
  Proceeds from Shares Sold                                    8,530,298       47,671,257
  Proceeds from Reinvestment of Distributions                    404,050          738,863
  Payment for Shares Redeemed                                 (4,034,129)     (12,626,944)
                                                           -------------    -------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                                  4,900,219       35,783,176

ADVISOR CLASS
  Proceeds from Shares Sold                                    1,136,281        4,128,654
  Proceeds from Reinvestment of Distributions                     12,792           40,781
  Payment for Shares Redeemed                                 (3,407,595)      (4,218,214)
                                                           -------------    -------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                                 (2,258,522)         (48,779)

CLASS K
  Proceeds from Shares Sold                                    9,262,065       28,072,848
  Proceeds from Reinvestment of Distributions                     64,173           36,058
  Payment for Shares Redeemed                                 (3,553,719)      (7,791,644)
                                                           -------------    -------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                                  5,772,519       20,317,262
                                                           -------------    -------------
Net Increase (Decrease) in Net Assets from
 Capital Share Transactions                                $  14,846,997    $ (58,649,087)
                                                           =============    =============

--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

                                                           Strong Growth and Income Fund
                                                           ------------------------------
                                                                Six
                                                           Months Ended      Year Ended
                                                           June 30, 2003    Dec. 31, 2002
                                                           -------------    -------------
                                                            (Unaudited)
Transactions in Shares of Each Class of
 the Fund Were as Follows:

INVESTOR CLASS
  Sold                                                         8,247,043        9,673,213
  Issued in Reinvestment of Distributions                         37,969            7,113
  Redeemed                                                    (7,886,486)     (16,654,781)
                                                           -------------    -------------
  Net Increase (Decrease) in Shares                              398,526       (6,974,455)
                                                           =============    =============
INSTITUTIONAL CLASS
  Sold                                                           524,642        2,589,549
  Issued in Reinvestment of Distributions                         24,679           44,775
  Redeemed                                                      (242,974)        (698,482)
                                                           -------------    -------------
  Net Increase (Decrease) in Shares                              306,347        1,935,842
                                                           =============    =============
ADVISOR CLASS
  Sold                                                            70,737          221,371
  Issued in Reinvestment of Distributions                            779            2,416
  Redeemed                                                      (214,615)        (251,851)
                                                           -------------    -------------
  Net Increase (Decrease) in Shares                             (143,099)         (28,064)
                                                           =============    =============
CLASS K
  Sold                                                           569,355        1,706,654
  Issued in Reinvestment of Distributions                          3,967            2,288
  Redeemed                                                      (218,184)        (484,716)
                                                           -------------    -------------
  Net Increase (Decrease) in Shares                              355,138        1,224,226
                                                           =============    =============

--------------------------------------------------------------------------------

                                                                Strong Opportunity Fund
                                                           --------------------------------
                                                                Six
                                                            Months Ended       Year Ended
                                                            June 30, 2003    Dec. 31, 2002
                                                           --------------    --------------
                                                             (Unaudited)        (Note 1)
Capital Share Transactions of Each Class of
 Shares of the Fund Were as Follows:

INVESTOR CLASS
  Proceeds from Shares Sold                                $  243,685,777    $  847,954,312
  Proceeds from Reinvestment of Distributions                          --                --
  Payment for Shares Redeemed                                (393,280,581)     (978,526,180)
                                                           --------------    --------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                                (149,594,804)     (130,571,868)

ADVISOR CLASS
  Proceeds from Shares Sold                                    18,356,737        75,008,142
  Proceeds from Reinvestment of Distributions                          --               269
  Payment for Shares Redeemed                                 (14,348,383)      (24,817,162)
                                                           --------------    --------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                                   4,008,354        50,191,249

CLASS K
  Proceeds from Shares Sold                                       149,342           609,224
  Proceeds from Reinvestment of Distributions                          --                --
  Payment for Shares Redeemed                                    (105,733)          (16,832)
                                                           --------------    --------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                                      43,609           592,392
                                                           --------------    --------------
Net Increase (Decrease) in Net Assets from
 Capital Share Transactions                                $ (145,542,841)   $  (79,788,227)
                                                           ==============    ==============

Transactions in Shares of Each Class of
 the Fund Were as Follows:
INVESTOR CLASS
  Sold                                                          8,150,036        24,676,904
  Issued in Reinvestment of Distributions                              --                --
  Redeemed                                                    (13,295,473)      (30,589,586)
                                                           --------------    --------------
  Net Increase (Decrease) in Shares                            (5,145,437)       (5,912,682)
                                                           ==============    ==============
ADVISOR CLASS
  Sold                                                            623,047         2,175,502
  Issued in Reinvestment of Distributions                              --                 7
  Redeemed                                                       (499,198)         (802,712)
                                                           --------------    --------------
  Net Increase (Decrease) in Shares                               123,849         1,372,797
                                                           ==============    ==============
CLASS K
  Sold                                                              4,992            22,659
  Issued in Reinvestment of Distributions                              --                --
  Redeemed                                                         (3,546)             (587)
                                                           --------------    --------------
  Net Increase (Decrease) in Shares                                 1,446            22,072
                                                           ==============    ==============

--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

8.   Income Tax Information

     The following information for the Funds is presented on an income tax basis as of June 30, 2003:

                                                                                               Net Unrealized
                                                                     Gross         Gross        Appreciation/
                                                   Cost of        Unrealized     Unrealized    (Depreciation)
                                                 Investments     Appreciation  (Depreciation)  on Investments
                                               ---------------  -------------  --------------  --------------
     Strong Balanced Fund                      $   222,283,625  $  13,202,042  $   (2,461,364) $   10,740,678
     Strong Large Cap Core Fund                      3,800,885        365,059         (96,903)        268,156
     Strong Growth and Income Fund                 715,461,122     87,145,177      (1,343,633)     85,801,544
     Strong Opportunity Fund                     2,826,298,105    465,650,422    (231,743,943)    233,906,479

     The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

     The capital loss carryovers (expiring in varying amounts through 2010) as of December 31, 2002, and tax basis post-October losses as of December 31, 2002, which are not recognized for tax purposes until the first day of the following fiscal year, are:

                                                 Net Capital    Post-October
                                               Loss Carryovers     Losses
                                               ---------------  ------------
     Strong Balanced Fund                      $    42,429,872  $         --
     Strong Large Cap Core Fund                        763,266       221,049
     Strong Growth and Income Fund                 235,596,155            --
     Strong Opportunity Fund                       340,152,837    72,206,316

9.   Investments in Affiliates

     Affiliated issuers, as defined under the 1940 Act, include any fund in the Strong Family of Funds and any issuer in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of transactions in the securities of these issuers for the six months ended June 30, 2003 is as follows:

                                                                                                              Investment
                                         Balance of       Gross      Gross Sales    Balance of     Value        Income
                                         Shares Held    Purchases        and        Shares Held   June 30,  Jan. 1, 2003-
                                        Jan. 1, 2003  and Additions   Reductions   June 30, 2003    2003    June 30, 2003
                                        ------------  -------------  ------------  -------------  --------  -------------
     Strong Opportunity Fund
     -----------------------
     Strong Heritage Money Fund-
      Institutional Class                177,000,000       --        (177,000,000)      --        $     --  $     917,019

10.  Acquisition Information

     Effective March 28, 2003, Strong Balanced Fund acquired, through a non-taxable exchange, substantially all of the net assets of Strong Balanced Asset Fund. Strong Balanced Fund issued 348,494 shares (valued at $5,544,540) for the outstanding shares of Strong Balanced Asset Fund at March 28, 2003. The aggregate net assets of Strong Balanced Fund and Strong Balanced Asset Fund immediately before the acquisition were $208,384,213 and $5,544,540, respectively. The combined net assets of Strong Balanced Fund immediately after the acquisition were $213,928,753. The net assets of Strong Balanced Asset Fund included net unrealized depreciation on investments of $503,735 and accumulated net realized losses of $733,580. Subject to IRS regulations, Strong Balanced Fund may use $709,865 of capital loss carryovers from Strong Balanced Asset Fund.

11.  Results of Special Meeting of Shareholders of Strong Balanced Asset Fund

     At a Special Meeting of Shareholders of the Fund held on February 28, 2003, shareholders approved the following proposal:

     To approve the Plan of Reorganization of Strong Balanced Stock Fund, Inc. on behalf of the Strong Balanced Asset Fund, including an amendment to the Articles of Incorporation, as described in the Proxy Statement/Prospectus, and the transactions it contemplates.

                              For         Against     Abstain
                          -----------   ----------   ---------
                          499,438.146   31,606.094   8,599.194

12.  Special Meeting of Shareholders of Strong Large Cap Core Fund

     On August 1, 2003, the Strong Large Cap Core Fund's and Strong Growth and Income Fund's Board of Directors approved the reorganization of the Strong Large Cap Core Fund into the Strong Growth and Income Fund, subject to shareholder approval at a meeting scheduled for October 31, 2003. Effective after the close of the market on August 22, 2003 the Strong Large Cap Core Fund is closed to new investors.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STRONG BALANCED FUND
--------------------------------------------------------------------------------

                                                                             Period Ended
                                            ----------------------------------------------------------------------------
                                            June 30,     Dec. 31,  Dec. 31,    Dec. 31,    Oct. 31,   Oct. 31,  Oct. 31,
Selected Per-Share Data/(a)/                2003/(b)/      2002      2001     2000/(c)/      2000       1999      1998
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $   16.06   $  18.84  $  21.83   $   24.77    $  24.92   $  21.14   $ 21.44

Income From Investment Operations:
  Net Investment Income (Loss)                   0.09       0.40      0.58        0.12        0.82       0.71      0.55
  Net Realized and Unrealized Gains
   (Losses) on Investments                       1.21      (2.77)    (2.99)      (1.53)       0.61       3.75      1.75
------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations               1.30      (2.37)    (2.41)      (1.41)       1.43       4.46      2.30

Less Distributions:
  From Net Investment Income                    (0.10)     (0.41)    (0.58)      (0.20)      (0.83)     (0.68)    (0.54)
  From Net Realized Gains                          --         --        --       (1.33)      (0.75)        --     (2.06)
------------------------------------------------------------------------------------------------------------------------
  Total Distributions                           (0.10)     (0.41)    (0.58)      (1.53)      (1.58)     (0.68)    (2.60)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $   17.26   $  16.06  $  18.84   $   21.83    $  24.77   $  24.92   $ 21.14
========================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------
  Total Return                                   +8.1%     -12.7%    -11.0%       -5.6%       +5.7%     +21.3%    +11.8%
  Net Assets, End of Period (In Millions)   $     220   $    218  $    300   $     347    $    372   $    344   $   288
  Ratio of Expenses to Average Net Assets
   before Expense Offsets                         1.3%*      1.3%      1.2%        1.1%*       1.1%       1.1%      1.0%
  Ratio of Expenses to Average Net Assets         1.3%*      1.3%      1.2%        1.1%*       1.1%       1.1%      1.0%
  Ratio of Net Investment Income (Loss) to
   Average Net Assets                             1.1%*      2.3%      2.9%        3.3%*       3.2%       3.0%      2.5%
  Portfolio Turnover Rate                       114.9%     225.5%    234.1%       45.1%      150.9%      64.7%    185.9%

STRONG LARGE CAP CORE FUND
--------------------------------------------------------------------------------

                                                                              Period Ended
                                              -----------------------------------------------------------------------------
                                               June 30,          Dec. 31,     Dec. 31,     Dec. 31,    Dec. 31,    Dec. 31,
Selected Per-Share Data/(a)/                  2003/(b)/            2002         2001         2000        1999      1998/(d)/
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $    8.05         $   11.01    $  12.40    $  13.85    $  11.25    $    10.00

Income From Investment Operations:
  Net Investment Income (Loss)                     0.00/(e)/        (0.08)      (0.10)      (0.09)      (0.11)        (0.03)
  Net Realized and Unrealized Gains
   (Losses) on Investments                         0.80             (2.88)      (1.29)      (1.19)       3.41          1.28
---------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                 0.80             (2.96)      (1.39)      (1.28)       3.30          1.25

Less Distributions:
  From Net Realized Gains                            --                --          --       (0.17)      (0.70)           --
---------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                --                --          --       (0.17)      (0.70)           --
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $    8.85            $ 8.05    $  11.01    $  12.40    $  13.85    $    11.25
===========================================================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
  Total Return                                     +9.9%            -26.9%      -11.2%       -9.2%      +29.4%        +12.5%
  Net Assets, End of Period (In Millions)     $       4         $       4    $      6    $      6    $      5    $        3
  Ratio of Expenses to Average Net Assets
   before Expense Offsets                           2.9%*             2.5%        2.7%        2.0%        2.0%          2.0%*
  Ratio of Expenses to Average Net Assets           1.7%*             1.8%        2.0%        2.0%        2.0%          2.0%*
  Ratio of Net Investment Income (Loss)
   to Average Net Assets                            0.0%*/(e)/       (0.9%)      (1.1%)      (0.8%)      (1.1%)        (0.5%)*
  Portfolio Turnover Rate                          61.1%            269.3%      196.4%      154.9%      178.4%         59.7%

*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2003 (unaudited).
(c)  In 2000, the Fund changed its fiscal year-end from October to December.
(d)  For the period from July 1, 1998 (public launch date) to December 31, 1998.
(e)  Amount calculated is less than $0.005 or 0.05%.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG GROWTH AND INCOME FUND -- INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                 Period Ended
                                       --------------------------------------------------------------------------------------------
                                        June 30,    Dec. 31,        Dec. 31,    Dec. 31,        Oct. 31,   Oct. 31,        Oct. 31,
Selected Per-Share Data/(a)/            2003/(b)/     2002            2001     2000/(c)/          2000       1999            1998
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period   $   15.85   $  20.28        $  25.37   $   28.34        $  25.26   $  18.73        $  16.35

Income From Investment Operations:
Net Investment Income (Loss)                0.02       0.02           (0.02)      (0.00)/(d)/     (0.09)     (0.03)           0.03
  Net Realized and Unrealized Gains
   (Losses) on Investments                  1.55      (4.45)          (5.07)      (2.65)           3.19       6.56            3.07
-----------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations          1.57      (4.43)          (5.09)      (2.65)           3.10       6.53            3.10

Less Distributions:
  From Net Investment Income               (0.02)     (0.00)/(d)/        --          --              --      (0.00)/(d)/     (0.03)
  From Net Realized Gains                     --         --              --       (0.32)          (0.02)        --           (0.69)
-----------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                      (0.02)     (0.00)/(d)/        --       (0.32)          (0.02)     (0.00)/(d)/     (0.72)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period         $   17.40   $  15.85        $  20.28   $   25.37        $  28.34   $  25.26        $  18.73
===================================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
  Total Return                              +9.9%     -21.8%          -20.1%       -9.3%          +12.3%     +34.9%          +19.7%
  Net Assets, End of Period (In
   Millions)                           $     646   $    582        $    886   $   1,109        $  1,228   $    861        $    399
  Ratio of Expenses to Average Net
   Assets before Expense Offsets             1.5%*      1.4%            1.3%        1.1%*           1.1%       1.1%            1.1%
  Ratio of Expenses to Average Net
   Assets                                    1.5%*      1.4%            1.3%        1.1%*           1.1%       1.1%            1.1%
  Ratio of Net Investment Income
   (Loss) to Average Net Assets              0.2%*      0.1%           (0.1%)      (0.0%)/(d)/*    (0.4%)     (0.1%)           0.1%
  Portfolio Turnover Rate/(f)/             109.2%     187.8%          171.9%       23.3%          122.0%      52.3%          107.5%

STRONG GROWTH AND INCOME FUND -- INSTITUTIONAL CLASS
--------------------------------------------------------------------------------

                                                                                           Period Ended
                                                                   ---------------------------------------------------------------
                                                                   June 30,     Dec. 31,   Dec. 31,    Dec. 31,          Oct. 31,
Selected Per-Share Data/(a)/                                       2003/(b)/      2002       2001     2000/(c)/         2000/(e)/
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $   15.92   $   20.49   $  25.46   $   28.41        $    29.15

Income From Investment Operations:
  Net Investment Income (Loss)                                          0.08        0.15       0.08       (0.00)/(d)/        0.01
  Net Realized and Unrealized Gains (Losses) on Investments             1.55       (4.49)     (5.05)      (2.63)            (0.75)
----------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                      1.63       (4.34)     (4.97)      (2.63)            (0.74)

Less Distributions:
  From Net Investment Income                                           (0.11)      (0.23)        --          --                --
  From Net Realized Gains                                                 --          --         --       (0.32)               --
----------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                  (0.11)      (0.23)        --       (0.32)               --
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                     $   17.44   $   15.92   $  20.49   $   25.46        $    28.41
==================================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
  Total Return                                                         +10.3%      -21.2%     -19.5%       -9.2%             -2.5%
  Net Assets, End of Period (In Millions)                          $      79   $      67   $     47   $      31        $        1
  Ratio of Expenses to Average Net Assets before Expense Offsets         0.7%*       0.7%       0.6%        0.6%*             0.6%*
  Ratio of Expenses to Average Net Assets                                0.7%*       0.7%       0.6%        0.6%*             0.6%*
  Ratio of Net Investment Income (Loss) to Average Net Assets            1.0%*       0.9%       0.6%        0.1%*             0.1%*
  Portfolio Turnover Rate/(f)/                                         109.2%      187.8%     171.9%       23.3%            122.0%


*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2003 (unaudited).
(c)  In 2000, the Fund changed its fiscal year-end from October to December.
(d)  Amount calculated is less than $0.005 or 0.05%.
(e)  For the period from March 2, 2000 (public launch rate) to October 31, 2000.
(f) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG GROWTH AND INCOME FUND -- ADVISOR CLASS
--------------------------------------------------------------------------------

                                                                                  Period Ended
                                                       ---------------------------------------------------------------
                                                        June 30,    Dec. 31,   Dec. 31,    Dec. 31,         Oct. 31,
Selected Per-Share Data/(a)/                           2003/(b)/     2002        2001     2000/(c)/         2000/(d)/
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $   15.77   $   20.20   $  25.32   $   28.29        $    29.15

Income From Investment Operations:
  Net Investment Income (Loss)                              0.03        0.04      (0.04)      (0.00)/(e)/       (0.05)
  Net Realized and Unrealized Gains (Losses)
   on Investments                                           1.52       (4.41)     (5.08)      (2.65)            (0.81)
----------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                          1.55       (4.37)     (5.12)      (2.65)            (0.86)

Less Distributions:
  From Net Investment Income                               (0.02)      (0.06)        --          --                --
  From Net Realized Gains                                     --          --         --       (0.32)               --
----------------------------------------------------------------------------------------------------------------------
  Total Distributions                                      (0.02)      (0.06)        --       (0.32)               --
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $   17.30   $   15.77   $  20.20   $   25.32        $    28.29
======================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------------
  Total Return                                              +9.9%      -21.7%     -20.2%       -9.4%             -3.0%
  Net Assets, End of Period (In Millions)              $       9   $      10   $     14   $       5        $        0/(f)/
  Ratio of Expenses to Average Net Assets before
   Expense Offsets                                           1.4%*       1.3%       1.5%        1.3%*             1.3%*
  Ratio of Expenses to Average Net Assets                    1.3%*       1.3%       1.5%        1.3%*             1.3%*
  Ratio of Net Investment Income (Loss) to Average
   Net Assets                                                0.3%*       0.2%      (0.3%)      (0.2%)*           (0.7%)*
  Portfolio Turnover Rate/(g)/                             109.2%      187.8%     171.9%       23.3%            122.0%

STRONG GROWTH AND INCOME FUND -- CLASS K
--------------------------------------------------------------------------------

                                                                       Period Ended
                                                                   ---------------------
                                                                    June 30,   Dec. 31,
Selected Per-Share Data/(a)/                                       2003/(b)/     2002
-----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $   15.75   $   20.28

Income From Investment Operations:
  Net Investment Income (Loss)                                          0.05        0.11
  Net Realized and Unrealized Gains (Losses) on Investments             1.54       (4.46)
-----------------------------------------------------------------------------------------
  Total from Investment Operations                                      1.59       (4.35)

Less Distributions:
  From Net Investment Income                                           (0.08)      (0.18)
-----------------------------------------------------------------------------------------
  Total Distributions                                                  (0.08)      (0.18)
-----------------------------------------------------------------------------------------
Net Asset Value, End of Period                                     $   17.26   $   15.75
=========================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------
  Total Return                                                         +10.1%      -21.5%
  Net Assets, End of Period (In Millions)                          $      27   $      19
  Ratio of Expenses to Average Net Assets before Expense Offsets         1.1%*       1.1%
  Ratio of Expenses to Average Net Assets                                1.0%*       1.0%
  Ratio of Net Investment Income (Loss) to Average Net Assets            0.7%*       0.7%
  Portfolio Turnover Rate/(g)/                                         109.2%      187.8%

*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2003 (unaudited).
(c)  In 2000, the Fund changed its fiscal year-end from October to December.
(d)  For the period from March 2, 2000 (public launch rate) to October 31, 2000.
(e)  Amount calculated is less than $0.005.
(f)  Amount is less than $500,000.
(g) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG OPPORTUNITY FUND -- INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                   Period Ended
                                                       ---------------------------------------------------------------------
                                                        June 30,     Dec. 31,   Dec. 31,    Dec. 31,   Dec. 31,    Dec. 31,
Selected Per-Share Data/(a)/                           2003/(b)/      2002        2001       2000       1999        1998
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $   28.70    $   39.29   $  42.35   $   44.69   $  38.62   $    37.41

Income From Investment Operations:
  Net Investment Income (Loss)                             (0.04)       (0.08)      0.07        0.17       0.08        0.05
  Net Realized and Unrealized Gains (Losses) on
   Investments                                              4.68       (10.51)     (2.11)       3.30      12.42        5.68
----------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                          4.64       (10.59)     (2.04)       3.47      12.50        5.73

Less Distributions:
  From Net Investment Income                                  --           --      (0.07)      (0.17)     (0.08)      (0.05)
  From Net Realized Gains                                     --           --      (0.95)      (5.64)     (6.35)      (4.47)
----------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                         --           --      (1.02)      (5.81)     (6.43)      (4.52)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $   33.34    $   28.70   $  39.29   $   42.35   $  44.69   $   38.62
============================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------------------
  Total Return                                             +16.2%       -27.0%      -4.8%       +8.6%     +33.4%      +15.5%
  Net Assets, End of Period (In Millions)              $   2,740    $   2,507   $  3,664   $   3,337   $  2,537   $   2,038
  Ratio of Expenses to Average Net Assets before
   Expense Offsets                                           1.5%*        1.4%       1.3%        1.2%       1.2%        1.2%
  Ratio of Expenses to Average Net Assets                    1.5%*        1.4%       1.3%        1.2%       1.2%        1.2%
  Ratio of Net Investment Income (Loss) to Average
   Net Assets                                               (0.3%)*      (0.2%)      0.2%        0.5%       0.2%        0.2%
  Portfolio Turnover Rate/(c)/                              26.4%        70.9%      87.8%       86.5%      80.8%       86.0%

STRONG OPPORTUNITY FUND -- ADVISOR CLASS
--------------------------------------------------------------------------------

                                                                                       Period Ended
                                                                   ---------------------------------------------------
                                                                    June 30,     Dec. 31,    Dec. 31,        Dec. 31,
Selected Per-Share Data/(a)/                                        2003/(b)/      2002        2001          2000/(d)/
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $   28.37    $   38.92   $  42.10        $   43.16

Income From Investment Operations:
  Net Investment Income (Loss)                                         (0.05)       (0.11)     (0.06)/(d)/       0.03
  Net Realized and Unrealized Gains (Losses) on Investments             4.62       (10.44)     (2.08)            4.83
----------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                      4.57       (10.55)     (2.14)            4.86

Less Distributions:
  From Net Investment Income                                              --           --      (0.09)           (0.28)
  From Net Realized Gains                                                 --           --      (0.95)           (5.64)
----------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                     --           --      (1.04)           (5.92)
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                     $   32.94    $   28.37   $  38.92        $   42.10
======================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------------
  Total Return                                                         +16.1%       -27.1%      -5.1%           +12.1%
  Net Assets, End of Period (In Millions)                          $     125    $     104   $     89        $       3
  Ratio of Expenses to Average Net Assets before Expense Offsets         1.6%*        1.6%       1.7%             1.6%*
  Ratio of Expenses to Average Net Assets                                1.6%*        1.6%       1.7%             1.6%*
  Ratio of Net Investment Income (Loss) to Average Net Assets           (0.4%)*      (0.4%)     (0.3%)            0.1%*
  Portfolio Turnover Rate(c)                                            26.4%        70.9%      87.8%            86.5%

*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2003 (unaudited).
(c) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) For the period from February 28, 2000 (public launch rate) to December 31, 2000.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG OPPORTUNITY FUND -- CLASS K
--------------------------------------------------------------------------------

                                                                           Period Ended
                                                                   -----------------------------
                                                                     June 30,           Dec. 31,
Selected Per-Share Data/(a)/                                        2003/(b)/          2002/(c)/
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $   28.73          $   29.48

Income From Investment Operations:
  Net Investment Income (Loss)                                         (0.00)/(e)/         0.02
  Net Realized and Unrealized Gains (Losses) on Investments             4.69              (0.77)
------------------------------------------------------------------------------------------------
  Total from Investment Operations                                      4.69              (0.75)

Less Distributions:
  From Net Investment Income                                              --                 --
------------------------------------------------------------------------------------------------
  Total Distributions                                                     --                 --
------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                     $   33.42          $   28.73
================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------
  Total Return                                                         +16.3%              -2.5%
  Net Assets, End of Period (In Millions)                          $       1          $       1
  Ratio of Expenses to Average Net Assets before Expense Offsets         1.5%*              1.2%*
  Ratio of Expenses to Average Net Assets                                1.2%*              1.2%*
  Ratio of Net Investment Income (Loss) to Average Net Assets           (0.0%)*/(e)/        0.2%*
  Portfolio Turnover Rate/(d)/                                          26.4%              70.9%

*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2003 (unaudited).
(c) For the period from August 30, 2002 (commencement of class) to December 31, 2002.
(d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)  Amount calculated is less than $0.005 or 0.05%.

                       See Notes to Financial Statements.

DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

Richard S. Strong (indicated below by an asterisk*) is deemed an "interested person" of the Fund as defined in the Investment Company Act of 1940 because of his controlling ownership in the Advisor's parent company, Strong Financial Corporation. Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 71 mutual funds ("Strong Funds").

* Richard S. Strong (DOB 5-12-42), Director of the Strong Funds since September 1981 and Chairman of the Board of the Strong Funds since October 1991.

     Mr. Strong has been a Director of the Advisor since September 1981; Chairman of the Advisor since October 1991; Chief Investment Officer of the Advisor since January 1996; Security Analyst and Portfolio Manager of the Advisor since 1985; Chief Executive Officer of the Advisor from 1974 to 1985; Chairman of Strong Financial Corporation (holding company) since May 2001; Director and Chairman of Strong Service Corporation (an investment advisor) since 1995; and Director and Chairman of Strong Investor Services, Inc. (a transfer agent and administrator), since July 2001. Mr. Strong founded the Advisor in 1974 and has been in the investment management business since 1967.

Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.

     Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc., since 1977; Director of Wisconsin Energy Corporation (formerly WICOR, Inc.) (a utility company), since 1990, Metro Goldwyn Mayer, Inc. (an entertainment company), since 1998, Bassett Furniture Industries, Inc., since 1997, Checker's Drive-In Restaurants, Inc. (formerly Rally's Hamburgers, Inc.), since 1994, Johnson Controls, Inc. (an industrial company), since 1992, MGM Mirage (formerly MGM Grand, Inc.) (an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Sara Lee Corporation (a food/consumer products company) since 1983, Alliance Bank since 1980, Manpower, Inc. (a worldwide provider of staffing services), since 2001, and Kmart Corporation (a discount consumer products company) from 1985 to 2003; and Trustee of the University of Chicago since 1980 and Marquette University since 1988.

Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.

     Mr. Greer was Of Counsel for Bingham McCutchen LLP (a law firm previously known as Bingham Dana LLP) from 1997 to February 2002 and Partner of Bingham McCutchen LLP from 1967 to 1997. On behalf of Bingham McCutchen LLP, Mr. Greer provided representation to the disinterested directors of the Strong Funds from 1991 to February 2002. Bingham McCutchen LLP has provided representation to the Independent Directors of the Strong Funds since 1991.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

     Mr. Kritzik has been Partner of Metropolitan Associates (a real estate firm) since 1962; Director of Wisconsin Health Information Network since November 1997, Health Network Ventures, Inc., from 1992 to April 2000, Aurora Health Care from September 1987 to September 2002; and Member of the Board of Governors of Snowmass Village Resort Association from October 1999 until October 2002.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.

     Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000; Chancellor of Baldwin-Wallace College from July 1999 to June 2000; President of Baldwin-Wallace College from July 1981 to June 1999; Director of Aspire Learning Corporation since June 2000; Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001; President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

     Mr. Vogt has been Senior Vice President of IDX Systems Corporation (a management consulting firm) since June 2001; President of Vogt Management Consulting, Inc., from July 1990 to June 2001; and former Fellow of the American College of Medical Practice Executives.

--------------------------------------------------------------------------------

Ane K. Ohm (DOB 10-16-69), Anti-Money Laundering Compliance Officer since November 2002.

     Ms. Ohm has been Director of Mutual Fund Administration of Strong Investor Services, Inc., since April 2001; Marketing Services Manager of Strong Investments, Inc., from November 1998 to April 2001; and Retail Services Financial Manager of Strong Investments, Inc., from January 1997 to November 1998.

Christopher O. Petersen (DOB 1-18-70), Vice President and Assistant Secretary of the Strong Funds since May 2003.

     Mr. Petersen has been Managing Counsel of Strong Financial Corporation since March 2003; Corporate Counsel at U.S. Bancorp Asset Management, Inc., from May 2001 to March 2003; Corporate Counsel at First American Asset Management, a division of U.S. Bank National Association ("FAAM"), from September 1999 to May 2001; Compliance Officer at FAAM from January 1999 to September 1999; and Associate at Mauzy Law Firm from September 1997 to December 1998.

Richard W. Smirl (DOB 4-18-67), Vice President of the Strong Funds since February 2002 and Secretary of the Strong Funds since November 2001.

     Mr. Smirl has been Senior Counsel of Strong Financial Corporation since December 2001; Assistant Executive Vice President since December 2001; Secretary of the Advisor since November 2002; Assistant Secretary of the Advisor from December 2001 to November 2002; Senior Counsel of the Advisor from July 2000 to December 2001; General Counsel of Strong Investments, Inc. ("Distributor"), since November 2001; Vice President, Secretary, and Chief Compliance Officer of the Distributor since July 2000; Lead Counsel of the Distributor from July 2000 to November 2001; Partner at Keesal, Young & Logan LLP (a law firm) from September 1999 to July 2000; and Associate at Keesal, Young & Logan LLP from September 1992 to September 1999.

Gilbert L. Southwell III (DOB 4-13-54), Assistant Secretary of the Strong Funds since July 2001.

     Mr. Southwell has been Associate Counsel of Strong Financial Corporation since December 2001; Assistant Secretary of the Advisor since December 2002; Associate Counsel of the Advisor from April 2001 to December 2001; Partner at Michael, Best & Friedrich, LLP (a law firm) from October 1999 to March 2001; and Assistant General Counsel of U.S. Bank, National Association (formerly Firstar Bank, N.A.) and/or certain of its subsidiaries from November 1984 to September 1999.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.

     Mr. Widmer has been Treasurer of the Advisor since April 1999; Assistant Secretary and Assistant Treasurer of Strong Financial Corporation since December 2001; Treasurer of Strong Service Corporation since April 1999; Treasurer and Assistant Secretary of Strong Investor Services, Inc., since July 2001; and Manager of the Financial Management and Sales Reporting Systems department of the Advisor from May 1997 to April 1999.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.

     Mr. Zoeller has been Executive Vice President of the Advisor since April 2001; Chief Financial Officer of the Advisor since February 1998; Secretary of the Advisor from December 2001 to November 2002; Member of the Office of the Chief Executive of Strong Financial Corporation since May 2001; Chief Financial Officer and Treasurer of Strong Investments, Inc., since October 1993; Executive Vice President and Secretary of Strong Investor Services, Inc., since July 2001; Executive Vice President, Chief Financial Officer, and Secretary of Strong Service Corporation since December 2001; Treasurer of Strong Service Corporation from September 1996 to April 1999; Vice President of Strong Service Corporation from April 1999 to December 2001; Member of the Office of the Chief Executive of the Advisor from November 1998 until May 2001; Senior Vice President of the Advisor from February 1998 to April 2001; and Treasurer and Controller of the Advisor from October 1991 to February 1998.

     Except for Messrs. Davis, Kritzik, Malicky, and Vogt, the address of all of the Directors and Officers is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis's address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik's address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Malicky's address is 4608 Turnberry Drive, Lawrence, KS 66047. Mr. Vogt's address is P.O. Box 7657, Avon, CO 81620.

     The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

NOTES
--------------------------------------------------------------------------------

Directors

  Richard S. Strong
  Willie D. Davis
  Gordon B. Greer
  Stanley Kritzik
  Neal Malicky
  William F. Vogt

Officers

  Richard S. Strong, Chairman of the Board
  Thomas M. Zoeller, Vice President
  Richard W. Smirl, Vice President and Secretary
  Christopher O. Petersen, Vice President and Assistant Secretary
  Gilbert L. Southwell III, Assistant Secretary
  John W. Widmer, Treasurer
  Ane K. Ohm, Anti-Money Laundering Compliance Officer

Investment Advisor

  Strong Capital Management, Inc.
  P.O. Box 2936, Milwaukee, Wisconsin 53201

Distributor

  Strong Investments, Inc.
  P.O. Box 2936, Milwaukee, Wisconsin 53201

Custodian

  State Street Bank and Trust Company
  801 Pennsylvania Avenue, Kansas City, Missouri 64105

Transfer Agent and Dividend-Disbursing Agent

  Strong Investor Services, Inc.
  P.O. Box 2936, Milwaukee, Wisconsin 53201

Independent Accountants

  PricewaterhouseCoopers LLP
  100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

Legal Counsel

  Godfrey & Kahn, S.C.
  780 North Water Street, Milwaukee, Wisconsin 53202

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT35732 08-03

Strong Investments
P.O. Box 2936   |   Milwaukee, WI 53201
www.Strong.com

--------------------------------------------------------------------------------

To order a free prospectus kit, call
1-800-368-1030

To learn more about our funds, discuss an existing account, or conduct a transaction, call
1-800-368-3863

If you are a Financial Professional, call
1-800-368-1683

Visit our web site at
www.Strong.com

[STRONG LOGO]

                                                               SCOR/WH2056 06-03

Item 2.  Code of Ethics

         Not applicable for filing of Semiannual Reports to Shareholders.

Item 3.  Audit Committee Financial Expert

         Not applicable for filing of Semiannual Reports to Shareholders.

Item 4.  Principal Accountant Fees and Services

         Not applicable for filing of Semiannual Reports to Shareholders.

Item 5 - 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

         Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 8.  [Reserved]

Item 9.  Controls and Procedures

         (a) An evaluation was performed within 90 days from the date hereof under the supervision of the Registrant's management, including the principal executive officer and treasurer, regarding the effectiveness of the registrant's disclosure controls and procedures. Based on that evaluation, it was determined that such disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant in the reports it files or submits on Form N-CSR (1) is accumulated and communicated to the Registrant's management, including its principal executive officer and treasurer, to allow timely decisions regarding required disclosure, and
         (2) is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

         (b) There were no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of the evaluation referenced in (a) above, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10. Exhibits

         The following exhibits are attached to this Form N-CSR:

         10(b)(1)     Certification of Principal Executive Officer Required by
                      Section 302 of the Sarbanes-Oxley Act of 2002

         10(b)(2)     Certification of Principal Financial Officer Required by
                      Section 302 of the Sarbanes-Oxley Act of 2002

         10(c) Certification of Chief Executive Officer and Chief Financial Officer Required by Section 906 of the Sarbanes-Oxley Act of 2002

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Strong Balanced Fund, Inc.

By:      /s/ Richard W. Smirl
         -------------------------------------
         Richard W. Smirl, Vice President and Secretary

Date:    August 22, 2003
         ---------------

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Richard S. Strong
         -------------------------------------
         Richard S. Strong, Principal Executive Officer

Date:    August 22, 2003
         ---------------


By:      /s/ John W. Widmer
         -------------------------------------
         John W. Widmer, Treasurer (Principal Financial Officer)

Date:    August 22, 2003
         ---------------